                     As filed with the SEC on August 31, 1998
                                                              Reg. No. 33-73882

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                              --------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                          Pre-Effective Amendment No.                   / /

                         Post-Effective Amendment No. 8                 /x/

                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                       / /

                                Amendment No. 11                        /x/

                         (Check appropriate box or boxes)

                               ------------------

                               THE PALLADIAN TRUST
               (Exact name of registrant as specified in charter)
                               440 Lincoln Street
                              Worcester, MA  01653
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, including Area Code:  (800) 917-1909


                                  George Boyd
                               440 Lincoln Street
                              Worcester, MA  01653

               (Name and Address of Agent for Service of Process)


                                   copies to:

                             Christopher E. Palmer
                                 Shea & Gardner
                         1800 Massachusetts Avenue, NW
                             Washington, DC  20036

                            -----------------------

Approximate Date of Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box)

               / /  immediately upon filing pursuant to paragraph (b)

               /x/  on September 1, 1998 pursuant to paragraph (b)


               / /  60 days after filing pursuant to paragraph (a)(1)


               / /  on (date) pursuant to paragraph (a)(1)


               / /  75 days after filing pursuant to paragraph (a)(2)
               / /  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Portfolio shares

                             CROSS REFERENCE SHEET
                             FOR PROSPECTUS AND SAI
                           (as required by Rule 495)

           Form N-1A Item No.                Caption in Part A Prospectus
           ------------------                ----------------------------
Item 1.    Cover Page                        Cover Page

Item 2.    Synopsis                          Summary of Expenses

Item 3.    Condensed Financial               Performance Information

Item 4.    General Description of            General Information; Investment
           Registrant                        Objectives and Policies;
                                             Description of Securities and
                                             Investment Techniques

Item 5.    Management of the Fund            Management of the Trust

Item 6.    Capital Stock and Other           Dividends, Distributions,
           Securities                        and Taxes; Other Information

Item 7.    Purchase of Securities Being      Investment in the Trust
           Offered

Item 8.    Redemption of Repurchase          Investment in the Trust

Item 9.    Pending Legal Proceedings         Not Applicable



                                             Caption in Part B Statement
           Form N-1A Item No.                of Additional Information
           ------------------                ----------------------------
Item 10.   Cover Page                        Cover Page

Item 11.   Table of Contents                 Table of Contents

Item 12.   General Information               Not Applicable
           and History

Item 13.   Investment Objectives             Description of Securities and
           and Policies                      Investment Techniques;
                                             Investment Restrictions;
                                             Appendix

Item 14.   Management of the Fund            Management of the Trust
                                             Principal Shareholders

Item 15.   Control Person and Principal      Management of the Trust
           Holders of Securities

Item 16.   Investment Advisory and           Management of the Trust
           Other Services

Item 17.   Brokerage Allocation and          Portfolio Transactions
           Other Practices                   and Brokerage

Item 18.   Capital Stock and Other           Capitalization
           Securities

Item 19.   Purchase, Redemption and          Not Applicable
           Pricing of Securities Being
           Offered

Item 20.   Tax Status                        Taxation

Item 21.   Underwriters                      Not Applicable

Item 22.   Calculations of Performance       Performance Information
           Data

Item 23.   Financial Statements              Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
                                      FOR
                              THE VALUE PORTFOLIO
                              THE GROWTH PORTFOLIO
                       THE INTERNATIONAL GROWTH PORTFOLIO
                      THE STRATEGIC INCOME PORTFOLIO, AND
                   THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                       OF
                               THE FULCRUM TRUST
                               440 LINCOLN STREET
                         WORCESTER, MASSACHUSETTS 01653
                                 (800) 917-1909

                               September 1, 1998

    This prospectus offers shares of five portfolios (each individually a "Portfolio" or collectively the "Portfolios") of The Fulcrum Trust (the "Trust"), which is an open-end, management investment company. Each Portfolio has its own investment objective or objectives and investment policies. Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts (the "Separate Accounts") to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and advisers to the Portfolios and their affiliates. Shares will not be offered directly to the public.

    Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of the Portfolios. AFIMS manages the operations of the Trust and monitors the investment advisers that provide day-to-day management of the Portfolios (the "Portfolio Managers").

    The five Portfolios and their respective Portfolio Managers are as follows:

  PORTFOLIO                                                 PORTFOLIO MANAGER
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio                                       GAMCO Investors, Inc.
  The Growth Portfolio                                      Pilgrim Baxter Analytic Investors, Inc.
  The International Growth Portfolio                        Bee & Associates Incorporated
  The Strategic Income Portfolio                            Allmerica Asset Management, Inc.
  The Global Interactive/Telecomm Portfolio                 GAMCO Investors, Inc.

    Information about the investment objectives and policies of each Portfolio, along with a detailed description of the types of securities and other assets in which each Portfolio may invest, are set forth in this prospectus. There can be no assurance that the investment objective for any Portfolio will be achieved.

    The Strategic Income Portfolio (formerly known as the Global Strategic Income Portfolio) may invest up to 50% of its assets in bonds rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk bonds"). High yield/high risk bonds involve significant risks. See page 21.

    This prospectus sets forth concisely the information a prospective purchaser of a variable contract or a participant in a qualified retirement plan should know before directing that contributions or amounts credited to him or her be invested in the Portfolios. A Statement of Additional Information (the "SAI") dated September 1, 1998 containing additional and more detailed information about the Portfolios has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this prospectus. It is available without charge and can be obtained by writing or calling the Trust at the address and telephone number printed above.

                            ------------------------

PROSPECTIVE PURCHASERS OF A VARIABLE CONTRACT SHOULD READ THIS PROSPECTUS IN
 CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES
          SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                            -----------
SUMMARY OF EXPENSES.......................................................................................           4

FINANCIAL HIGHLIGHTS......................................................................................           8

GENERAL INFORMATION.......................................................................................          10
    The Fulcrum Trust.....................................................................................          10
    The Manager and Portfolio Managers....................................................................          10
    Investment Objectives.................................................................................          10

MANAGEMENT OF THE TRUST...................................................................................          11
    Manager...............................................................................................          11
    Portfolio Managers....................................................................................          11
    Management and Portfolio Management Investment Advisory Fees..........................................          13
    Expense Limitations...................................................................................          15
    Custodian and Transfer Agent..........................................................................          16

INVESTMENT OBJECTIVES AND POLICIES........................................................................          16

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.......................................................          20
    U.S. Government Securities............................................................................          20
    Debt Securities.......................................................................................          21
    Mortgage-Backed Securities............................................................................          21
    Other Asset-Backed Securities.........................................................................          22
    Variable and Floating Rate Securities.................................................................          22
    Banking Industry and Savings Industry Obligations.....................................................          22
    Commercial Paper......................................................................................          23
    Repurchase Agreements.................................................................................          23
    Reverse Repurchase Agreements.........................................................................          23
    Lending Portfolio Securities..........................................................................          23
    Illiquid Securities...................................................................................          24
    Warrants..............................................................................................          24
    Other Investment Companies............................................................................          24
    Short Sales...........................................................................................          24
    Short Sales Against the Box...........................................................................          25
    Foreign Securities....................................................................................          25
    Investment in Gold and Other Precious Metals..........................................................          27
    Futures Contracts.....................................................................................          27
    Options...............................................................................................          28
    Foreign Currency Transactions.........................................................................          30
    Leverage..............................................................................................          30
    Indexed Securities....................................................................................          30

INVESTMENT IN THE TRUST...................................................................................          30
    Determination of Net Asset Value......................................................................          30
    Purchase of Shares....................................................................................          31
    Redemption of Shares..................................................................................          32

                                                                                                               PAGE
                                                                                                            -----------
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................................................          32

OTHER INFORMATION.........................................................................................          33
    Capitalization........................................................................................          33
    Voting Rights.........................................................................................          33
    Portfolio Brokerage...................................................................................          34
    Year 2000.............................................................................................          34
    Performance Information...............................................................................          34

APPENDIX A................................................................................................          36
APPENDIX B................................................................................................          37

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE TRUST TO MAKE SUCH AN OFFER IN SUCH STATE.

                              SUMMARY OF EXPENSES

    The following tables show the expenses that will be incurred by each Portfolio, expressed as a percentage of average net assets during the year. If you have been given this prospectus because you are considering the purchase of a variable contract, you should refer to the variable contract prospectus for more information about expenses under the variable contract, which are in addition to expenses of the Portfolios.

SHAREHOLDER TRANSACTIONS EXPENSES (FOR EACH PORTFOLIO)
------------------------------------------------------------

    Sales Load on Purchases.................................  None
    Sales Load on Reinvested Dividends......................  None
    Deferred Sales Load Imposed on Redemption...............  None
    Exchange Fees...........................................  None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

    For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first 12 full calendar months of operations), the advisory agreements set the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is relevant for only two of the Portfolios--the Strategic Income Portfolio and the Growth Portfolio. The Strategic Income Portfolio has a new Portfolio Manager effective April 13, 1998 and the Growth Portfolio has a new Portfolio Manager effective August 1, 1998. Thus, the initial fee is applicable through April 30, 1999 for the Strategic Income Portfolio and through July 31, 1999 for the Growth Portfolio. Those fees are subject to additional limitations set forth in notes (1) and (2) to the charts below.

    After the initial 12-month period described above, each Portfolio has a performance-based advisory fee. As of the date of this prospectus, this fee is in effect for all Portfolios other than the Strategic Income Portfolio and the Growth Portfolio. The base fee is 2.00%, but the total fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% would be paid if Portfolio performance (net of all fees and expenses, including the advisory fee) is between 1.5 and 3.0 percentage points better than the benchmark index. A fee of 4.00% would be paid only if Portfolio performance (net of all fees and expenses, including the advisory fee) was at least 7.5 percentage points better than the benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the benchmark index. See "Management and Portfolio Management Investment Advisory Fees," pages 13-15.

    We show below expense information first using the fees that actually applied during 1997, with the caveat that the fee for the Strategic Income Portfolio has been restated to 0.40% to reflect the current fee arrangement described in note
(1) to the charts below.

    We also show below expense information assuming fees of 0.00%, 2.00% and 4.00%, because the fee in 1998 and future years may vary. You should note, however, that the fee could be any figure between 0.00% and 4.00%, not just the specific figures shown below.


    For each of the fee levels shown, we have included an example prepared in accordance with the requirements of the Securities and Exchange Commission. The purpose of the examples is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. They show the total expenses that would be payable if you redeemed your shares after having held them for one, three, five and ten year periods respectively. Each example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance. The amounts shown are based upon estimates. Actual expenses may be greater than or less than those shown.

1.  USING 1997 MANAGEMENT FEES(1)

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        0.14%(2)           1.00%(3)             1.14%
  Growth Portfolio.......................................        0.20%(2)           1.00%(3)             1.20%
  International Growth Portfolio.........................        0.58%(2)           1.20%(3)             1.78%
  Strategic Income Portfolio.............................        0.40%(1)           1.20%(3)             1.60%
  Global Interactive/Telecomm Portfolio..................        0.27%(2)           1.20%(3)             1.47%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above chart, and (3) redemption at the end of each time period.


                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
Value Portfolio....................................................   $      11    $      36    $      63    $     139
Growth Portfolio...................................................   $      12    $      37    $      66    $     145
International Growth Portfolio.....................................   $      18    $      55    $      96    $     209
Strategic Income Portfolio.........................................   $      16    $      50    $      87    $     190
Global Interactive/Telecomm Portfolio..............................   $      15    $      46    $      80    $     176


2.  ASSUMING MANAGEMENT FEE OF 0%

    An advisory fee of 0% would be paid if the Portfolio's performance (net of all fees and expenses) was more than 3.0 percentage points lower than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................           0%(2)           1.00%(3)             1.00%
  Growth Portfolio.......................................           0%(2)           1.00%(3)             1.00%
  International Growth Portfolio.........................           0%(2)           1.20%(3)             1.20%
  Strategic Income Portfolio.............................           0%(2)           1.20%(3)             1.20%
  Global Interactive/Telecomm Portfolio..................           0%(2)           1.20%(3)             1.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 0%, and
    (3) redemption at the end of each time period.


                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
Value Portfolio....................................................   $      10    $      31    $      55    $     122
Growth Portfolio...................................................   $      10    $      31    $      55    $     122
International Growth Portfolio.....................................   $      12    $      37    $      66    $     145
Strategic Income Portfolio.........................................   $      12    $      37    $      66    $     145
Global Interactive/Telecomm Portfolio..............................   $      12    $      37    $      66    $     145

3.  ASSUMING MANAGEMENT FEE OF 2.00%

    An advisory fee of 2.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 2.00% advisory fee) was between 1.5 and
3.0 percentage points better than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        2.00%(2)           1.00%(3)             3.00%
  Growth Portfolio.......................................        2.00%(2)           1.00%(3)             3.00%
  International Growth Portfolio.........................        2.00%(2)           1.20%(3)             3.20%
  Strategic Income Portfolio.............................        2.00%(2)           1.20%(3)             3.20%
  Global Interactive/Telecomm Portfolio..................        2.00%(2)           1.20%(3)             3.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 2%, and
    (3) redemption at the end of each time period.


                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
Value Portfolio....................................................   $      30    $      92    $     158    $     332
Growth Portfolio...................................................   $      30    $      92    $     158    $     332
International Growth Portfolio.....................................   $      32    $      98    $     167    $     350
Strategic Income Portfolio.........................................   $      32    $      98    $     167    $     350
Global Interactive/Telecomm Portfolio..............................   $      32    $      98    $     167    $     350


4.  ASSUMING MANAGEMENT FEE OF 4.00%

    An advisory fee of 4.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 4.00% advisory fee) was at least 7.5 percentage points better than the benchmark index.

                                                                               OTHER EXPENSES
                                                                                 (AFTER ANY
                                                                                 APPLICABLE       TOTAL OPERATING
  FUND                                                     MANAGEMENT FEES     REIMBURSEMENT)        EXPENSES
---------------------------------------------------------  ----------------  ------------------  -----------------
  Value Portfolio........................................        4.00%(2)           1.00%(3)             5.00%
  Growth Portfolio.......................................        4.00%(2)           1.00%(3)             5.00%
  International Growth Portfolio.........................        4.00%(2)           1.20%(3)             5.20%
  Strategic Income Portfolio.............................        4.00%(2)           1.20%(3)             5.20%
  Global Interactive/Telecomm Portfolio..................        4.00%(2)           1.20%(3)             5.20%

        EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 4%, and
    (3) redemption at the end of each time period. In order to have both a 5% annual return and an advisory fee of 4%, the Portfolio's performance would have to be 9% before deduction of the 4% fee (resulting in performance of 5%) and the benchmark index would have to DECREASE at least 2.5 percentage points (meaning that the Portfolio's performance after fees and expenses was at least 7.5 percentage points better than the benchmark index).


                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
Value Portfolio....................................................   $      50    $     150    $     250    $     500
Growth Portfolio...................................................   $      50    $     150    $     250    $     500
International Growth Portfolio.....................................   $      52    $     156    $     259    $     515
Strategic Income Portfolio.........................................   $      52    $     156    $     259    $     515
Global Interactive/Telecomm Portfolio..............................   $      52    $     156    $     259    $     515


------------------------


(1) The actual management fee for the Strategic Income Portfolio for 1997 was 0.41%. The fee listed in the first table has been restated to 0.40% because, effective April 13, 1998, a new Portfolio Manager is in place. Although the current Portfolio Manager Agreement sets the fee at 0.80% through April 30, 1999, the fee is subject to two important limitations. First, from April 13, 1998 through June 8, 1998, the fee was calculated at the lesser of the following two rates: (1) 0.80%; and (2) the rate that would have applied under the old advisory agreement. The latter rate varies based on prior performance, but as noted above was 0.41% for 1997. Second, the Manager and the Portfolio Manager have voluntarily agreed to limit their fee from June 9, 1998 through April 30, 1999 to an annual rate of 0.40%. See "Management and Portfolio Management Investment Advisory Fees," pages 13-15.


(2) See "Management and Portfolio Management Investment Advisory Fees," pages 13-15, for a complete description of the advisory fee. Effective August 1, 1998, a new Portfolio Manager is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or
    (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior Portfolio Manager. The latter rate varies based on prior performance.

(3) Restated to reflect the expense limitation in effect during 1998. Allmerica Financial Life Insurance and Annuity Company has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. There was a different expense limitation in effect during 1997. See "Expense Limitations," pages 15-16. Without that expense limitation, the 1997 "other expense" ratios would have been the following: Value Portfolio, 4.04%; Growth Portfolio, 5.48%; International Growth Portfolio, 6.10%; Strategic Income Portfolio, 5.31%; Global Interactive/Telecomm Portfolio, 6.28%.

                              FINANCIAL HIGHLIGHTS


    The financial highlights for the periods indicated have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Trust's annual report and in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements. The annual report and Statement of Additional Information contain additional information and are available upon request and without charge. The information presented is for a share of beneficial interest outstanding through the periods ended December 31, except as noted.


                                              VALUE PORTFOLIO                              GROWTH PORTFOLIO
                                   -------------------------------------        --------------------------------------
                                    FOR THE YEAR         FOR THE PERIOD          FOR THE YEAR          FOR THE PERIOD
                                       ENDED                  ENDED                 ENDED                   ENDED
                                   DEC. 31, 1997         DEC. 31, 1996*         DEC. 31, 1997          DEC. 31, 1996*
                                   -------------------------------------        --------------------------------------

Net asset value, beginning of
 period............................ $       10.88        $        10.00         $       10.84          $        10.00
                                   --------------        ---------------        --------------         ---------------
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......          0.17(1),(4)          (0.64)(1),(2)         (0.02)(1),(4)           (2.96)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........          3.35                  2.15                  1.13                    3.80
                                   --------------        ---------------        --------------         ---------------
Total from investment operations...          3.52                  1.51                  1.11                    0.84
                                   --------------        ---------------        --------------         ---------------
LESS DISTRIBUTIONS:
Net Investment Income..............         (0.09)                   --                    --                      --
Net Realized Gain from Investment
 Transactions......................         (0.81)                   --                    --                      --
Distributions from capital.........            --                 (0.63)                   --                      --
                                   --------------        ---------------        --------------         ---------------
Total distributions................         (0.90)                (0.63)                   --                      --
                                   --------------        ---------------        --------------         ---------------
Net asset value, end of period..... $       13.50        $        10.88         $       11.95          $        10.84
                                   --------------        ---------------        --------------         ---------------
                                   --------------        ---------------        --------------         ---------------
Total Return.......................         32.36%(4)             15.13%(2),(3)         10.24%(4)                8.40%(2),(3)
                                   --------------        ---------------        --------------         ---------------
                                   --------------        ---------------        --------------         ---------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................ $   6,584,652        $      900,331         $   4,463,531          $      148,404
Ratio of operating expenses to
 average net assets................          0.84%(4)              8.19%(2),***          0.90%(4)               34.15%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................          1.30%(4)             (6.55%)(2),***         (0.16%)(4)            (31.31%)(2),***
Portfolio turnover rate............        176.79%                73.63%               208.68%                 580.48%
Average commission per share.......       $0.0398               $0.0607               $0.0529                 $0.0344


                                       INTERNATIONAL GROWTH PORTFOLIO            GLOBAL STRATEGIC INCOME PORTFOLIO****
                                   --------------------------------------        --------------------------------------
                                    FOR THE YEAR          FOR THE PERIOD          FOR THE YEAR          FOR THE PERIOD
                                       ENDED                  ENDED                  ENDED                   ENDED
                                   DEC. 31, 1997         DEC. 31, 1996**         DEC. 31, 1997          DEC. 31, 1996*
                                   --------------------------------------        --------------------------------------
                                   --------------------------------------        --------------------------------------

Net asset value, beginning of
 period............................ $       10.33        $         10.00         $        9.98          $        10.00
                                   --------------                -------         --------------         ---------------
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......          0.10(1)(4)            (4.16)(1)(2)           0.36(1),(4)            (0.19)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........         (0.63)                  4.67                 (0.30)                   0.23
                                   --------------                -------         --------------         ---------------
Total from investment operations...          (.53)                  0.51                  0.06                    0.04
                                   --------------                -------         --------------         ---------------
LESS DISTRIBUTIONS:
Net Investment Income..............         (0.05)                    --                 (0.11)                     --
Net Realized Gain from Investment
 Transactions......................         (0.03)                    --                 (0.05)                     --
Distributions from capital.........            --                  (0.18)                   --                   (0.06)
                                   --------------                -------         --------------         ---------------
Total distributions................         (0.08)                 (0.18)                (0.16)                  (0.06)
                                   --------------                -------         --------------         ---------------
Net asset value, end of period..... $        9.72        $         10.33         $        9.88          $         9.98
                                   --------------                -------         --------------         ---------------
                                   --------------                -------         --------------         ---------------
Total Return.......................         (5.25)(4)               5.13%(2)(3)           0.60%(4)                0.44%(2),(3)
                                   --------------                -------         --------------         ---------------
                                   --------------                -------         --------------         ---------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................ $   3,207,002        $        97,387         $   2,699,938          $    1,106,697
Ratio of operating expenses to
 average net assets................          1.78%(4)              67.76%(2)              1.61%(4)                7.37%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................          0.97%(4)             (56.37%)(2)             3.67%(4)               (2.15%)(2),***
Portfolio turnover rate............         13.02%                116.21%               713.04%                 212.36%
Average commission per share.......       $0.0110                $0.0101                   n/a                     n/a


                                     GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                     --------------------------------------
                                      FOR THE YEAR          FOR THE PERIOD
                                         ENDED                   ENDED
                                     DEC. 31, 1997          DEC. 31, 1996*
                                     --------------------------------------

Net asset value, beginning of
 period............................  $       10.00          $        10.00
                                     --------------         ---------------
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income/(loss).......           0.08(1),(4)            (0.75)(1),(2)
Net realized and unrealized
 gain/(loss) on investments........           3.95                    0.80
                                     --------------         ---------------
Total from investment operations...           4.03                    0.05
                                     --------------         ---------------
LESS DISTRIBUTIONS:
Net Investment Income..............          (0.04)                     --
Net Realized Gain from Investment
 Transactions......................          (0.67)                     --
Distributions from capital.........             --                   (0.05)
                                     --------------         ---------------
Total distributions................          (0.71)                  (0.05)
                                     --------------         ---------------
Net asset value, end of period.....  $       13.32          $        10.00
                                     --------------         ---------------
                                     --------------         ---------------
Total Return.......................          40.24%(4)                0.49%(2),(3)
                                     --------------         ---------------
                                     --------------         ---------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of reporting
 period............................  $   3,016,441          $      594,315
Ratio of operating expenses to
 average net assets................           1.47%(4)                9.83%(2),***
Ratio of net investment
 income/(loss) to average net
 assets............................           0.64%(4)               (8.32%)(2),***
Portfolio turnover rate............         114.11%                  71.44%
Average commission per share.......        $0.0509                 $0.0659

------------------------------
   *Commencement of operations February 1, 1996

  **Commencement of operations March 26, 1996

 ***Annualized

****Effective June 8, 1998, renamed Strategic Income Portfolio

1. This information was prepared using the average number of shares outstanding during the period.

2. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1996 reflect the impact of an expense reimbursement totaling $169,554, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive/Telecomm Portfolio shares would have been ($1.22), ($5.61), ($7.56), ($0.63) and,
    ($1.34), respectively, 14.13%, 63.54%, 126.26%,12.30%, and 16.45%, respectively, (12.40%), (58.37%), (92.05%), (7.02%), and (14.82%),
    respectively.

3. Total return measures the change in the value of an investment for the year indicated. For the period ended December 31, 1996 the total return includes a capital infusion totaling $228,823 (See Note 9 to the financial statements concerning amount allocated to each Portfolio). Absent the infusion, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.


4. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1997 reflect the impact of an expense reimbursement totaling $493,393, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive/Telecomm Portfolio shares would have been ($0.34), ($0.68), ($0.45), ($0.14) and,
    ($0.62), respectively, 4.75%, 6.12%, 7.11%, 6.68%, and 7.26%, respectively,

    (2.60%), (5.38%), (4.36%), (1.39%), and (5.14%), respectively.

                              GENERAL INFORMATION

THE FULCRUM TRUST

    This Prospectus offers shares of five Portfolios (the "Portfolios") of The Fulcrum Trust (the "Trust"), each with its own investment objective and investment policies. The Trust was established as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust was formerly named The Palladian Trust.

THE MANAGER AND PORTFOLIO MANAGERS

    Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of the Portfolios. AFIMS manages the operations of the Trust and monitors the investment advisers that provide day-to-day management of the Portfolios (the "Portfolio Managers"). The five Portfolios and their respective Portfolio Managers are as follows:

  PORTFOLIO                                               PORTFOLIO MANAGER
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio...................................    GAMCO Investors, Inc.
  The Growth Portfolio..................................    Pilgrim Baxter Analytic Investors, Inc.
  The International Growth Portfolio....................    Bee & Associates Incorporated
  The Strategic Income Portfolio........................    Allmerica Asset Management, Inc.
  The Global Interactive/Telecomm Portfolio.............    GAMCO Investors, Inc.

    Each Portfolio Manager is paid on an incentive fee basis, which could result in either higher than average advisory fees or possibly no advisory fee at all, depending on how well each Portfolio Manager performs for you.

    GAMCO Investors, Inc., the Portfolio Manager for the Value Portfolio and the Global Interactive/ Telecomm Portfolio, has invested approximately $1 million in the Portfolios it manages (approximately $500,000 in each Portfolio). The Portfolio Manager for the International Growth Portfolio (Bee & Associates Incorporated) has agreed that it or its principals will invest $1 million (directly or through qualified plans) in its Portfolio when it reaches $10 million in total assets. Although a Portfolio Manager is permitted by law to sell its shares at any time, each of these Portfolio Managers currently intend to maintain that investment as long as it manages the Portfolio. Once a Portfolio Manager makes that investment, and for as long as it maintains the investment, the Portfolio Manager will be managing a portion of their own money along with your money. The Portfolio Manager for the Growth Portfolio and the Strategic Income Portfolio do not currently have investments in their Portfolios.

    There can be no assurance that any particular Portfolio investment objective will be attained. The Board of Trustees may establish additional Portfolios at any time and may discontinue offering a Portfolio at any time.

INVESTMENT OBJECTIVES

    The Trust is currently offering shares of five separate Portfolios. Each Portfolio has a different investment objective which it pursues through different investment policies as described below. Since the Portfolios have different investment objectives, each can be expected to have different investment results and incur different market and financial risks. There can be no assurance that any of these objectives will be met.

    The investment objectives of the Portfolios are fundamental, which means they may not be changed without shareholder approval as required by the 1940 Act.

    THE VALUE PORTFOLIO seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

    THE GROWTH PORTFOLIO seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

    THE INTERNATIONAL GROWTH PORTFOLIO seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

    THE STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

                            MANAGEMENT OF THE TRUST

    The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

    The Trust is responsible for the payment of certain fees and expenses including, among others, the following: (1) fees of the Manager and the Portfolio Managers; (2) custodial, accounting, auditing, legal and transfer agency fees; (3) fees of independent trustees; (4) brokerage fees and commissions in connection with the purchase and sale of Portfolio securities;
(5) taxes; (6) the reimbursement of organizational expenses; and (7) expenses of printing and mailing prospectuses, proxy statements and shareholder communications.

MANAGER

    Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AFIMS is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for their variable contracts, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and First Allmerica Financial Life Insurance Company.

    The advisory agreement under which AFIMS serves as Manager was approved by shareholders at a meeting on June 8, 1998.

    Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI") served as Manager of the Trust, and Tremont Partners, Inc. ("Tremont") served as Portfolio Advisor to the Trust. AFIMS now serves as Manager of the Trust, and there is no Portfolio Advisor. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees were not changed as a result of the switch from PAI and Tremont to AFIMS.

PORTFOLIO MANAGERS

    Each Portfolio Manager makes specific investments on behalf of a Portfolio in accordance with the particular Portfolio's objective and the Portfolio Manager's investment approach and strategies. The Portfolio Managers designated for each Portfolio are listed and described below.

    Selection and retention criteria for Portfolio Managers include: (1) their historical performance records relative to their respective markets and peer groups; (2) consistent performance in the context of the markets and preservation of capital in declining markets; (3) organizational stability and reputation; (4) the quality and depth of investment personnel; (5) the ability of the Portfolio Manager to apply its approach consistently; and (6) a willingness to work on an incentive fee basis. Each Portfolio Manager will not necessarily exhibit all of the criteria to the same degree. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Portfolio Manager. It should be noted, however, that there can be no certainty that any Portfolio Manager will obtain superior results at any given time.

    The Portfolio Managers activities are subject to general oversight by the Trustees and AFIMS. Although the Trustees and AFIMS do not evaluate the investment merits of the Portfolio Managers' specific securities selections, they do review the performance of each Portfolio Manager relative to the selection criteria.

    The Portfolio Managers for the Portfolios are as follows:

    THE VALUE PORTFOLIO. GAMCO Investors, Inc. ("GAMCO"), One Corporate Center, Rye, New York 10580-1434, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments. GAMCO is a wholly-owned subsidiary of Gabelli Funds, Inc. As of June 30, 1998, GAMCO managed assets of approximately $7.3 billion. Mario J. Gabelli may be deemed a "controlling person" of GAMCO on the basis of his ownership of stock of Gabelli Funds, Inc. Mr. Gabelli is primarily responsible for the day-to-day investment management of the Portfolio. Mr. Gabelli has been the Chief Investment Officer of GAMCO since its organization in 1978.


    THE GROWTH PORTFOLIO. Pilgrim Baxter Analytic Investors, Inc. ("Pilgrim Baxter Analytic"), 700 South Flower Street, Suite 2400, Los Angeles, California 90017 is an indirect wholly-owned subsidiary of United Asset Management Corporation, a publicly traded company. It was formed in 1970 to provide management of investment advisory accounts to individuals, banks/thrift institutions, investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations. As of June 30, 1998, Pilgrim Baxter Analytic managed assets totaling approximately $500 million. Harindra de Silva and Dennis Bein are primarily responsible for the day-to-day investment management of the Portfolio. Mr. de Silva is a Chartered Financial Analyst and has served as President of Pilgrim Baxter Analytic since April 1998. As President, he is responsible for the firm's strategic direction and the ongoing development of its investment processes. He also serves as co-manager of the Analytic Enhanced Equity mutual fund. Mr. de Silva was formerly Managing Director of Pilgrim Baxter Analytic from October 1996 to April 1998. From 1986 to 1998, he concurrently served as a Principal of Analysis Group, Inc., an economic research firm, where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds, and endowments. This included the development of new investment products, performance attribution, as well as enhancing the value added from current strategies. Mr. Bein has been a member of the portfolio management and research team for Pilgrim Baxter Analytic since August 1995. He concurrently served as a senior associate for Analysis Group, Inc. from 1990 until 1998.



    On June 17, 1998, the Portfolio Manager Agreement under which Pilgrim Baxter Analytic serves as Portfolio Manager was approved by the Board of Trustees. Under the rules of the SEC, shareholder approval of the agreement is required so that Pilgrim Baxter Analytic may continue as Portfolio Manager past October 29, 1998. Contract owners invested in the Portfolio as of July 17, 1998 will have an opportunity to vote in person or by proxy on this agreement with Pilgrim Baxter Analytic at a meeting scheduled for September 15, 1998. If shareholders approve the agreement, Pilgrim Baxter Analytic will continue to serve as Portfolio Manager. If not, the Board will meet to consider its options and a supplement to the prospectus will be provided.


    THE INTERNATIONAL GROWTH PORTFOLIO. Bee & Associates Incorporated ("BAI"), 370 17th Street, Suite 3560, Denver, Colorado 80202, was formed in 1989 to provide global equity management expertise to individuals, retirement plan sponsors, foundations, endowments and other entities. As of June 30, 1998, BAI managed assets of approximately $500 million. Bruce B. Bee is primarily responsible for the day-to-day investment management of the Portfolio. Since BAI's organization in 1989, Mr. Bee has been the firm's controlling person and principal portfolio manager.


    THE STRATEGIC INCOME PORTFOLIO. Allmerica Asset Management, Inc. ("AAM"), like AFIMS (the Trust's Manager), is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a publicly traded company. AAM is located at 440 Lincoln Street, Worcester, Massachusetts 01653. As of June 30, 1998, AAM managed assets of approximately $11.4 billion. Lisa M. Coleman is primarily responsible for the day-to-day investment management of the Portfolio. Since 1994, Ms. Coleman has served as a portfolio manager for AAM. From 1989 through 1994, she served as a Deputy Manager, Portfolio Management, for Brown Brothers Harriman & Company.

    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO. GAMCO manages this Portfolio, as well as the Value Portfolio. Mario J. Gabelli is primarily responsible for the day-to-day investment management of the Global Interactive/Telecomm Portfolio. Mr. Gabelli has been Chief Investment Officer of GAMCO since its organization in 1978.

MANAGEMENT AND PORTFOLIO MANAGEMENT INVESTMENT ADVISORY FEES

    As explained in more detail above, AFIMS serves as the overall manager of the Portfolios, and the Portfolio Managers handle the day-to-day investment management of the Portfolios. For these services, each Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of that Portfolio (after expenses) compared to that of an appropriate benchmark. The overall advisory fee is split among the various advisers in the following manner. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.


    FIXED ADVISORY FEE FOR THE 12 FULL CALENDAR MONTHS. For the period beginning on the effective date of a Portfolio Manager Agreement with a new Portfolio Manager (or, in the case of a Portfolio that has had only one Portfolio Manager, the day on which the Portfolio commenced investment operations) and ending with the last day of the twelfth full calendar month thereafter, each Portfolio will be paid a monthly advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is applicable to the Growth Portfolio and the Strategic Income Portfolio. In addition, the fees for those Portfolios are subject to certain limitations described in notes (1) and (2) to the charts on pages 4-7.


    PERFORMANCE-BASED FEE. After the first 12 full calendar months with a new Portfolio Manager as described above, each Portfolio pays, at the end of each month, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

    As noted above, performance of both the Portfolio and the selected benchmark index is calculated on a rolling 12-month period (I.E., the previous 12 months, including the month for which the fee is being calculated). The performance of a Portfolio is calculated by first determining the change in the Portfolio's net asset value per share during the period, assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. The performance of the selected benchmark index is calculated as the sum of the change in the level of the index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the index accumulated to the end of the period, and then expressing that amount as a percentage of the index at the beginning of the period.

    No Incentive Fee will be paid if the Portfolio's performance equals the targeted performance--selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance is 5.25 percentage points higher than the target (I.E., 7.5 percentage points higher than the selected benchmark index). No fee will be paid if performance is 5.25 percentage points lower than the target (I.E., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various performance levels.

PERCENTAGE POINT DIFFERENCE BETWEEN PERFORMANCE
OF THE PORTFOLIO
(NET OF EXPENSES INCLUDING BASIC FEE AND
INCENTIVE FEE)                                                       INCENTIVE FEE   TOTAL ADVISORY
AND CHANGE IN SELECTED BENCHMARK INDEX              BASIC FEE (%)         (%)              FEE
-------------------------------------------------  ---------------  ---------------  ---------------
+7.5 or greater..................................           2.0              2.0              4.0
+6.0 or greater, but less than +7.5..............           2.0              1.5              3.5
+4.5 or greater, but less than +6.0..............           2.0              1.0              3.0
+3.0 or greater, but less than +4.5..............           2.0              0.5              2.5
+1.5 or greater, but less than +3.0..............           2.0              0.0              2.0
0.0 or greater, but less than +1.5...............           2.0             -0.5              1.5
-1.5 or greater, but less than 0.0...............           2.0             -1.0              1.0
-3.0 or greater, but less than -1.5..............           2.0             -1.5              0.5
Less than -3.0...................................           2.0             -2.0              0.0

    MAXIMUM FEE IF PERFORMANCE IS NEGATIVE. Notwithstanding the above schedule, if the absolute performance of a Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If a Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

    SIZE OF FEE. The Basic Fee payable by the Portfolios is at a rate higher than the investment advisory fees paid by most other investment companies. If a Portfolio outperforms the selected benchmark by 3.0 percentage points or more, the advisory fee payable by a Portfolio may further exceed those paid by other investment companies. On the other hand, if a Portfolio underperforms the selected benchmark, the advisory fee paid by the Portfolio may be less than those paid by other investment companies. If, during the applicable performance period, a Portfolio underperforms the selected benchmark by three or more percentage points, the Portfolio will not pay any advisory fee, although the Manager and Portfolio Managers will remain obligated to provide the Portfolio with the services contemplated herein as long as they are in effect.

    PERFORMANCE BENCHMARKS. As described above, total advisory fees paid to each Portfolio Manager for advising the Portfolios are based on the performance of the Portfolio they manage relative to a market benchmark selected in light of the investment objective and policies of the Portfolio. The performance benchmarks selected for the Portfolios are listed below and described in more detail in Appendix A.

  PORTFOLIO                                               PERFORMANCE BENCHMARK
--------------------------------------------------------  --------------------------------------------------------
  The Value Portfolio...................................    S&P 500
  The Growth Portfolio..................................    S&P 500
  The International Growth Portfolio....................    MSCI--Europe, Australia, Far East
                                                            (EAFE) Index
  The Strategic Income Portfolio........................    Lehman Brothers Aggregate Bond Index
  The Global Interactive/Telecomm Portfolio.............    S&P 500
------------------------------------------------------------------------------------------------------------------

EXPENSE LIMITATIONS

    EXPENSE LIMITATIONS FOR 1998 EXPENSES. Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. Allmerica Financial has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjustment to be made not later than January 15, 1999). Allmerica Financial, if agreed to by the Board, may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica Financial voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469.29; Growth Portfolio, $10,350.93; International Growth Portfolio, $7,723.73; Strategic Income Portfolio, $7,936.72; Global Interactive/Telecomm Portfolio, $6,618.72. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica Financial received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase in paid in capital for each Portfolio.

    REIMBURSEMENT PROVISION FOR 1998 EXPENSES. For the two years following the date that the Allmerica Financial expense limitation ends, each Portfolio will reimburse Allmerica Financial for any Portfolio expenses it reimbursed pursuant to the expense limitation, provided that such reimbursement to Allmerica Financial does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed below. After the two year period after the Allmerica Financial expense limitation ends, the Portfolios' obligation to reimburse Allmerica Financial will cease.

    EXPENSE LIMITATIONS FOR 1996 AND 1997 EXPENSES. The former Manager of the Trust, Palladian Advisors, Inc. ("PAI") agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (I.E., expenses other than management fees) from September 11, 1996 through December 31, 1997 exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. In addition, PAI voluntarily contributed to the Portfolios the following amounts as capital:
Value Portfolio, $51,906.35; Growth Portfolio, $49,230.63; International Growth Portfolio, $34,947.29; Strategic Income Portfolio, $52,077.06; and Global Interactive/Telecomm Portfolio, $40,662.47. The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations set forth above during the period from the commencement of operations to September 10, 1996 when the expense limitations became effective.

    At the request of the Board of Trustees, PAI committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best interests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group currently includes Allmerica Financial, the issuer of a variable annuity contract utilizing the Portfolios as investment options, certain principals of PAI or entities selling the variable contracts (H. Michael Schwartz, Lesta Summerfield-Stacom, and Andrew Westhem).

    On January 28, 1998, the Payment Group paid the Portfolios the full amounts then due under the expense limitation arrangement. Subsequent adjustments were made during the audit and Allmerica Financial paid the Portfolios additional amounts due under the expense limitation arrangement. Combining these payments, the following amounts have been paid to the Trust: Value Portfolio, $146,510; Growth Portfolio, $123,531; International Growth Portfolio, $96,868; Strategic Income Portfolio, $121,760; Global Interactive/Telecomm Portfolio, $99,327. Accordingly, the Trust has been fully reimbursed for amounts owed under the expense limitation arrangement.

    REIMBURSEMENT PROVISION FOR 1996 AND 1997 EXPENSES. Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above.) This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.

CUSTODIAN AND TRANSFER AGENT


    The custodian and transfer agent for the Trust is Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.


                       INVESTMENT OBJECTIVES AND POLICIES

    Each of the Portfolios has a different investment objective, described below. Each Portfolio is managed by its own Portfolio Manager. There can be no assurance that any of the Portfolios will achieve their investment objective. Each Portfolio is subject to the risk of changing economic, business, and financial conditions, as well as the risk the Portfolio Manager will not accurately anticipate those changes. As with any security, a risk of loss is inherent in an investment in a Portfolio's shares.

    The different types of securities and investment techniques used by the individual Portfolio Managers all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

    Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, under "Description of Securities and Investment Techniques" in this Prospectus and in the Statement of Additional Information.

    The investment objectives of the Portfolios are fundamental, which means that they may be changed only with shareholder approval in accordance with the 1940 Act. Unless otherwise indicated, each Portfolio's practices, policies, and programs for achieving its objectives are not fundamental and thus may be changed by the Board of Trustees without shareholder approval. The Statement of Additional Information sets forth certain investment restrictions which are fundamental, and, like the investment objectives, may be changed only with shareholder approval.

THE VALUE PORTFOLIO

    The Value Portfolio seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

    In identifying such companies, the Portfolio Manager seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Portfolio Manager believes informed industrialists would be willing to pay to acquire companies with similar characteristics. If investor attention is focused on the underlying asset values of these companies through an emerging or anticipated development or other catalyst, an investment opportunity to realize this private market value may exist. Undervaluation of a company can result from a variety of factors, such as a lack of investor recognition of (1) the underlying value of a company's fixed assets, (2) the value of a consumer or commercial franchise, (3) changes in the economic or financial environment particularly affecting a company, (4) new, improved or unique products or services, (5) new or rapidly expanding markets,
(6) technological developments or advancements affecting a company or its products, or (7) changes in government regulations, political climate or competitive conditions. The actual developments or catalysts particularly applicable to a given company that may, in the Portfolio Manager's judgment, lead to significant appreciation of that company's securities include: a change in management or management policies; the acquisition of a significant equity position by an investor or group of investors acting in concert; a merger, reorganization, sale of a division, or a third-party or issuer tender offer, the spin-off to shareholders of a subsidiary, division or other substantial assets; or a recapitalization, an internal reorganization or the retirement or death of a senior officer or substantial shareholder. In addition to the foregoing factors, developments and catalysts, the Portfolio Manager, in selecting investments, also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

    The Portfolio seeks to achieve its objective by investing primarily in a portfolio of common stocks, preferred stocks and other securities convertible into, or exchangeable for, common stocks. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," page
21. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments.

THE GROWTH PORTFOLIO

    The Growth Portfolio seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

    To achieve its objective, the Portfolio generally invests at least 65% of its assets in the common stocks of U.S. domiciled corporations and equity-type investments that relate to U.S. domiciled corporations. Equity-type investments include preferred stock, warrants and convertible securities. The Portfolio may also invest in foreign equity securities, foreign equity-type investments, investment grade debt securities, high yield/high risk debt securities (up to 5% of assets), futures contracts and options, money market investments and other securities described on pages 20-30 of the prospectus. For temporary defensive purposes, the Portfolio may invest all or part of its assets in investment grade debt securities or money market instruments.

    The Portfolio Manager currently uses a proprietary computer model designed to build a portfolio of stocks that, when viewed as a group, have fundamental characteristics that are considered to be superior to the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index. The model seeks to identify a portfolio of stocks with, among other characteristics, higher than average return on equity and earnings growth at a reasonable price and positive price momentum over the last 6 to 12 months. The model focuses on the characteristics of the aggregate portfolio rather than screening for individual stocks that meet all the desired characteristics. While the Growth Portfolio may invest in stocks of any company, it is anticipated that it will invest primarily in stocks of medium to large companies in the S&P 500 (that is, typically companies with a market capitalization of $15 billion or higher).

THE INTERNATIONAL GROWTH PORTFOLIO

    The International Growth Portfolio seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

    Foreign securities are defined as securities of issuers whose principal activities are outside of the United States. In determining whether an issuer's principal activities and interests are outside the United States, the Portfolio Manager will look at such factors as the location of its assets, personnel, sales and earnings.

    Normally, at least 65% of the Portfolio's total assets will be invested in securities of issuers from at least three different countries outside of North America. Although the Portfolio may invest up to 35% in securities of issuers from Canada, Mexico and the United States, the Portfolio Manager currently does not expect to invest in a significant part of this amount in securities of U.S. issuers. No more than 20% of the Portfolio's net assets may be invested in the securities of any one foreign country, except that the Portfolio may invest up to 35% of net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

    In considering securities for the Portfolio, the Portfolio Manager will concentrate on companies with market capitalization of under $1 billion. When allocating the Portfolio's investments among geographic regions and individual countries, the Portfolio Manager considers various criteria, such as prospects for relative economic growth among countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. The Portfolio Manager expects to invest most of the Portfolio's assets in securities of issuers located in developed countries in these general geographic areas: the Americas (other than the United States), the Far East and Pacific Basin, Australia, Scandinavia and Western Europe.

    The Portfolio Manager may invest the Portfolio's assets in all types of securities, most of which are denominated in foreign currencies. The Portfolio Manager expects that opportunities for long term growth of capital will come primarily from common stock, securities such as warrants or rights that are convertible into common stock, preferred stock, and depository receipts for those securities. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," page 21. The Portfolio does not place any emphasis on dividends or interest income except when the Portfolio Manager believes this income will have a favorable influence on the market value of the security. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, commodities, securities indices, or other financial indicators. In the normal course of managing the Portfolio, the Portfolio Manager may invest a portion of the Portfolio's assets in U.S. and foreign government obligations and money market securities (including repurchase agreements) when the Portfolio has monies not yet invested, it has sold one security and is waiting to buy another one, so that it will be prepared to meet redemption requests, or to earn a return on available cash balances. When market conditions warrant, the Portfolio Manager can make substantial temporary defensive investments in U.S. government obligations or investment-grade obligations of companies incorporated in and having principal business activities in the United States.

THE STRATEGIC INCOME PORTFOLIO

    The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.


    The Portfolio allocates its assets among debt securities in three separate areas: (1) investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; (2) below investment-grade corporate debt securities; and (3) foreign securities which include government debt of developed and emerging markets, corporate obligations of foreign companies, and debt obligations of supranational entities. The Portfolio will select particular debt securities based on their relative value merits.


    Debt securities in which the Strategic Income Portfolio may invest include bonds, notes, debentures, mortgage-backed and asset-backed securities, and other similar instruments. The Portfolio normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed-income securities that, at the time of purchase, are investment grade. The Strategic Income Portfolio may consider making carefully selected investments in below investment-grade debt securities of issuers in the United States and in foreign markets. No more than 50% of the Portfolio's assets may be invested in securities below investment grade quality (also called high yield or junk bonds), which involve a high degree of risk and are predominantly speculative. Consistent with the foregoing percentage limitations, the Portfolio may invest in securities that are in default in payment of principal and/or interest.


    Investments in foreign markets involve substantial risks typically not associated with investing in the United States. Emerging market securities generally are subject to greater risk than securities from developed nations. For purposes of the Portfolio's operations, "emerging markets" consist of all countries determined by the Portfolio Manager to have developing or emerging economies and markets.


    The Strategic Income Portfolio also may invest up to 5% of its assets in loan participations and assignments.

THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

    The Global Interactive/Telecomm Portfolio seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

    Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common and preferred stocks of (1) companies participating in emerging technological advances in interactive services and products that are accessible to individuals in their homes or offices through consumer electronics devices; (2) telecommunications companies; and (3) companies outside of the telecommunications industry which, in the opinion of the Portfolio Manager, stand to benefit from development in the telecommunications industry. The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. See "Debt Securities," page 21. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments.

    For example, the Portfolio may invest in companies involved in the following products and services: emerging technologies combining television, telephone and computer systems; regular telephone service; wireless communications services and equipment, including cellular telephone data and voice transmission; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking; linkage of data and word processing systems; publishing and information systems; broadcasting, including television and radio; cable television systems and networks; wireless cable television and other emerging distribution technologies; the creation, packaging, distribution, and ownership of entertainment programming; computer hardware and software and other equipment used in the creation and distribution of entertainment programming; interactive and multimedia programming including home shopping and multiplayer games; and advertising agencies and niche advertising mediums such as in-store or direct mail.

    In analyzing companies for investment, the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; and effective research and product development and marketing.

    The Portfolio Manager will allocate the Portfolio's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Portfolio's investment objective are expected to be the most attractive. The Portfolio may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Portfolio will invest in at least three different countries, including the United States; issuers in any one country, other than the U.S., will represent no more than 40% of the Portfolio's assets.

    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Portfolio Manager believes that privatizations in the telecommunications industry may offer opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Portfolio to participate in privatizations may be limited by local law and/or the terms on which the Portfolio may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

    The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as described in "Investment Objectives and Policies" as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES

    All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

    Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

DEBT SECURITIES

    All Portfolios may invest in debt securities of domestic or foreign issuers (both U.S. dollar denominated and non-U.S. dollar denominated). All Portfolios may also invest in obligations of international organizations such as the International Bank for Reconstruction and Development (the World Bank). Each Portfolio may only invest in (1) debt securities which meet the minimum ratings criteria set forth for that particular Portfolio and (2) unrated debt securities that are, in the Portfolio Manager's determination, comparable in quality to the rated debt securities in which the Portfolio may invest.

    The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

    The Strategic Income Portfolio may invest up to 50% of its assets in debt securities that are below investment grade (I.E., rated BB or lower by Standards & Poor's, rated Ba or lower by Moody's, or unrated but determined by the Portfolio Manager to be of similar quality). These securities are commonly referred to as "junk bonds" or "high yield/high risk debt securities." The Value, Growth, International Growth and Global Interactive/Telecomm Portfolios may each invest up to 5% of assets in high yield/high risk debt securities.

    High yield/high risk debt securities involve significant risks. They are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of the securities also tend to be more sensitive than higher rated securities to news about the issuer and changes in overall economic conditions. In addition, markets for lower-rated securities may be more limited than for higher-rated securities.

    New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolios will not accrue any income on these securities prior to delivery. The Portfolios will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

    Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Portfolio Manager.

MORTGAGE-BACKED SECURITIES

    All Portfolios may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S.; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency but not the U.S. The guarantees, however, do not extend to the securities' value or yield, which are likely to fluctuate inversely with fluctuations in interest rates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of mortgage-backed securities.

    The Portfolios may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards discussed above for debt securities.

    The Portfolios may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security issued by a corporation or a U.S. government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which classes of obligations are redeemed.

OTHER ASSET-BACKED SECURITIES

    All Portfolios may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables. Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and the pool of automobile receivables may not include the security interests in those automobiles. In general, however, these type of loans have a shorter average life than mortgage loans and are less likely to have substantial prepayments.

VARIABLE AND FLOATING RATE SECURITIES

    All Portfolios may invest in variable and floating rate securities.

    Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

    Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

    All Portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Portfolio may also invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. See "Foreign Securities" on pages 25-27 and "Banking Industry and Savings Industry Obligations" in the

Statement of Additional Information regarding risks attending investment in foreign instruments generally and foreign bank instruments in particular.

    The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

        (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

        (ii) in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund, as the case may be; and

       (iii) in the case of a foreign bank, the security is, in the determination of the Portfolios' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER


    All Portfolios may invest in commercial paper, which includes short-term unsecured promissory notes, variable rate demand notes, and variable note master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions, as well as similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Portfolios must be, at the time of investment, (i) rated "P-1" by Moody's or "A-1" by S&P, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P, or (iii) securities which, if not rated, are in the opinion of the Portfolio Manager of an investment quality comparable to rated commercial paper in which the Portfolio may invest. See Appendix B for description of these ratings.


REPURCHASE AGREEMENTS

    All Portfolios may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed-upon time and price. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays or difficulties in exercising its right to realize a gain upon the securities held as collateral and might incur a loss if the value of the securities should decline.

REVERSE REPURCHASE AGREEMENTS

    All Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Those agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid.

LENDING PORTFOLIO SECURITIES

    For the purpose of realizing additional income, each Portfolio may lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risk of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

    Each Portfolio may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"), which would include repurchase agreements having more than 7 days to maturity. A considerable period of time may elapse between a Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. The SEC has adopted Rule 144A which permits resale among certain institutional investors of certain unregistered securities. As a result, a significant institutional trading market has developed in many unregistered securities relying on this rule. In determining whether such securities should be considered liquid, the Portfolios will consider the following factors, among others: (1) the frequency of the trades and the quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

WARRANTS

    Each Portfolio may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition. No Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Portfolio's assets would be invested in such warrants.

    The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

    All Portfolios may invest in shares issued by other investment companies. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolios' total assets in the investment company, or (3) invest more than 10% of the Portfolios' total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

SHORT SALES

    All Portfolios may make short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of the security. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

    When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

    The Portfolios' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, as discussed below, the Portfolios will be required to deposit collateral consisting of cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Portfolios' potential loss on a short sale, which may exceed the entire amount of the collateral.

    If the price of the security sold short increases between the time of the short sale and the time the Portfolios replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Portfolios may have to pay in connection with such short sale.

    A Portfolio may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Portfolio's net assets. In addition, a Portfolio will not make short sales of the securities of any one issuer to the extent of more than 2% of the Portfolio's net assets, nor will a Portfolio make short sales of more than 2% of the outstanding securities of one class of any issuer. The Portfolios are not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

    All Portfolios may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, a Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Portfolios would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio or to receive a portion of the interest earned by the executing broker from the proceeds of the sale. Short sales against the box are not subject to the percentage limitations on short sales described above.

FOREIGN SECURITIES

    All Portfolios, except the Strategic Income Portfolio, may invest in equity securities of foreign issuers. Each of the Portfolios may invest in American Depository Receipts ("ADRs"), which are described below. All Portfolios may invest in foreign government securities, except that neither the Value nor the Growth Portfolios will purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such securities. The Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this section for further description of these securities.

    Each Portfolio is subject to the following guidelines for diversification of foreign security investments. If a Portfolio has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If a Portfolio has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two different countries. Similarly, if a Portfolio has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated in at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Portfolios' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers.

    A Portfolio may have no more than 20% of its net asset value invested in securities of issuers domiciled or primarily traded in any one foreign country, except that a Portfolio may have up to 35% of its net asset value invested in securities of issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Japan, The United Kingdom, or Germany.

    Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

    There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

    Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

    ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities.

    Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country) or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

    All Portfolios may invest up to 10% of its total assets, in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. Each Portfolio may also engage in gold futures contracts. (See "Futures Contracts" for further explanation of this investment technique.) The Portfolios will further restrict the level of their metal investments if necessary in order to comply with applicable regulatory requirements. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio intends to manage its metal investments and/or futures contracts on metals so that less than 10% of its gross income for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

    Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, I.E., coins will not be purchased for their numismatic value. Any metals purchased by the Portfolios will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income and will subject the Portfolios to higher custody and transactional costs than are normally associated with the ownership of securities or futures contracts on precious metals.

    Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. At the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.

FUTURES CONTRACTS

    All Portfolios may purchase and sell (i) interest rate and other debt related futures contracts, (ii) stock index and other equity related futures contracts, (iii) foreign currency futures contracts, (iv) futures contracts on gold and other precious metals, and (v) options on these futures contracts. A futures contract provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or commodity for a specified price at a designated date, time, and place.

    All Portfolios may use futures contracts for the purpose of hedging positions with respect to securities, interest rates, foreign currencies, and gold and other precious metals. In addition, the Growth Portfolio may also use futures contracts for non-hedging purposes (in other words, for investment purposes). For example, the Portfolio Manager may invest in futures contracts rather than investing directly in securities. The initial margins and premiums associated with futures contracts used for non-hedging purposes will not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits and losses on such futures contracts. The Portfolio may not purchase or sell a futures contract for non-hedging purposes if immediately thereafter the sum of the amount of margin deposits and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

    An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The Portfolios will utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

    There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends. Successful use of futures contracts for investment purposes, like successful investment in securities, depends on the ability of the Portfolio Manager to predict correctly movements in the relevant markets.

    There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Portfolios from liquidating an unfavorable position and the Portfolios would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

    A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.

OPTIONS

    The Portfolios may purchase and sell (I.E., write) put and call options on equity securities, debt securities, securities indices, and foreign currencies. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.

    Although options will be primarily used to minimize principal fluctuations or to generate additional premium income, they do involve certain risks. The Portfolio Manager may not correctly anticipate movements in the relevant markets, thus causing losses on the Portfolio's options positions.

    A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. There can be no assurance that a Portfolio will be unable to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Portfolio may be unable to liquidate an OTC option.

    The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. Price movements in a Portfolio's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings.

    A Portfolio's successful use of options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

FOREIGN CURRENCY TRANSACTIONS

    All Portfolios may enter into forward currency contracts and enter into currency exchange transactions on a spot (I.E., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information.

LEVERAGE

    Each Portfolio may leverage its investments by purchasing securities with borrowed money. In leveraging its investments, each Portfolio may borrow up to 33 1/3% of the value of its total assets (minus liabilities other than the borrowing). Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolios' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

    Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

    A Portfolio may, in connection with permissible borrowings, transfer as collateral securities it owns.

INDEXED SECURITIES

    Each Portfolio may invest up to 5% of its assets in indexed securities. Indexed securities values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

                            INVESTMENT IN THE TRUST

DETERMINATION OF NET ASSET VALUE

    The net asset values per share of the Portfolios are calculated as of 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading, exclusive of federal holidays. Net asset value per share is calculated by dividing the aggregate value of each Portfolio's assets less all liabilities by the number of each Portfolio's outstanding shares.

    The Board of Trustees has established procedures to value each Portfolio's assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors.

    Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

    Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

    When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolios' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

    Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Portfolios' net asset value is determined may not be reflected in the calculation of net asset value of the Portfolio unless the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, although the actual calculations will be made by the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

PURCHASE OF SHARES

    The Trust is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for certain qualified pension and retirement plans. The Trust currently does not foresee any disadvantages to variable contract owners or retirement plan participants arising from offering the Trust's shares to separate accounts of unaffiliated insurers, to separate accounts funding both life insurance contracts and annuity contracts, and to qualified plans. Because of differences in tax treatment and other considerations, however, it is possible that the interests of contract owners and plan participants might at some time be in conflict. Accordingly, the Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

    Shares of the Portfolios are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order. The Portfolios reserve the right to cease offering their shares at any time.

REDEMPTION OF SHARES

    Shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the net asset value per share next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, or sooner if required by law.

    The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.

    If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolios of the Portfolios, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES


    The Trust intends that the Portfolios will qualify to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Portfolios qualify as regulated investment companies and distribute substantially all of their net investment income and their net capital gains, the Portfolios generally will not be subject to federal income tax to the extent they distribute to shareholders such income and capital gains in the manner required under the Code.


    Tax consequences to the Variable Contract owners are described in the prospectus for the pertinent Variable Contract.

    The provisions of the Code and the Treasury Regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. Accordingly, this prospectus provides only general tax information, and participants in qualified retirement plans that invest directly in the Portfolios should consult a qualified tax adviser before purchasing or redeeming any Portfolio shares. In general, assuming that a plan adheres to the applicable limitations of the Code and Treasury Regulations, payments for the purchase of Portfolio shares (other than after-tax employee payments) will be deductible (or not includable in income) up to certain amounts each year. Federal income tax currently is not imposed upon the investment income and realized gains until redemption. When Portfolio shares are redeemed for the purpose of making payments to plan participants, all or a portion of the payment is normally taxable as ordinary income. Some redemptions may also be subject to penalty tax. For more information contact a qualified tax adviser.

    The Portfolios will declare as a dividend and distribute net investment income at least once annually. The Portfolios will distribute any net realized capital gains at least once annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolios. Dividends declared in October, November, or December to shareholders of record in such month and paid during the following January will be treated as having been distributed and received by shareholders on December 31.


    Regulations under Section 817(h) of the Code contain certain diversification requirements. Generally, under those regulations, a Portfolio will be required to diversify its investments so that, on the last day of each quarter of a calendar year, no more than 55% of the value of its assets will be represented by any one investment, no more than 70% will be represented by any two investments, no more than 80% will be represented by any three investments, and no more than 90% will be represented by any four investments. For this purpose, all securities of a given issuer are treated as a single investment, but, each U.S. Government agency and instrumentality is treated as a separate issuer. In addition, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.


                               OTHER INFORMATION

CAPITALIZATION

    The Trust was organized as a Massachusetts business trust on September 8, 1993. The Trust currently issues shares of the five portfolios described in this prospectus. The Agreement and Declaration of Trust established three other portfolios, and the Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the Trust's Agreement and Declaration of Trust, shares of the Portfolios are fully paid, redeemable, freely transferable, and non-assessable by the Trust.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and should be considered remote.

VOTING RIGHTS

    Shareholders of the Trust are given certain voting rights. Each share of the Portfolios will be given one vote, unless otherwise required by law.

    Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

    As explained in "The Manager and Portfolio Managers" page 10, some Portfolio Managers invested or agreed to invest in the Portfolios they manage. Each of those Portfolio Managers has agreed to vote its shares in the same proportion as all Contract owners having voting rights with respect to the Portfolio or in such other manner as may be required by the SEC or its staff.

PORTFOLIO BROKERAGE

    A Portfolio Manager may employ an affiliated broker to execute brokerage transactions on behalf of the Portfolio as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. GAMCO, the Portfolio Manager for the Value and Global Interactive Telecomm Portfolios, uses an affiliated broker (Gabelli & Company, Inc.) to execute most brokerage transactions on behalf of those two Portfolios. The Portfolios may not engage in any transactions in which a Portfolio Manager or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

YEAR 2000

    The services provided to the Trust and its shareholders by the Manager, the Portfolio Managers, and the custodian depend on the smooth functioning of their respective computer systems and their outside service providers' computer systems. Some computer software currently in use cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded and calculated. Failure to correct or replace this type of software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Portfolios' securities and of the Portfolios' shares, and account services. Although there is a possibility of the Portfolios suffering some adverse impact because of this "Year 2000" issue, the Manager, the Portfolio Managers, and the custodian have advised the Trust that they are taking steps to prepare for the year 2000, and that they expect that they will have put in place the necessary changes to their computer systems in time to prevent adverse impact to the Portfolios.

PERFORMANCE INFORMATION

    The Trust may, from time to time, include quotations of each Portfolio's total return in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature for Variable Contracts unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares. Quotations of total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolios over periods of 1, 5 and 10 years (up to the life of the Portfolios). All total return figures will reflect the deduction of a proportional share of each Portfolio's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Total return for the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Quotations of total return for the Portfolios will not take into account charges or deductions against any Separate Account to which the Portfolio shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the Separate Account will take such charges into account. A person considering the purchase of a Variable Contract should not compare a Portfolio's total return with the total returns of mutual funds that sell their shares directly to the public since the Portfolio's figures do not reflect charges against the separate accounts or the Variable Contracts.

    Reports and promotional literature may also contain other information, including the effect of tax deferred compounding on each Portfolio's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in the Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis. For a more detailed description of the methods used to calculate each Portfolio's total return, see the SAI.

                                   APPENDIX A
                             DESCRIPTION OF INDICES

    The following information as to each index has been supplied by the respective preparer of the index or has been obtained from other publicly-available information.

S&P 500 COMPOSITE STOCK PRICE INDEX

    The purpose of the S&P 500 Composite Stock Price Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies listed on the New York Stock Exchange.

    Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

    The formula adopted by S&P is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

    Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND THE FAR EAST INDEX

    The Morgan Stanley EAFE index measures the performance in Europe, Australia, and the Far East (EAFE). EAFE contains 20 countries, excluding the U.S. and the emerging markets of Latin America. Japan represents approximately 46% of the Index value. EAFE is divided into 8 economic sectors and 38 industry groups. Banking, utilities, and health care are the largest groups.

LEHMAN BROTHERS AGGREGATE BOND INDEX

    The Lehman Brothers Aggregate Bond Index measures the overall domestic bond market and combines four other indices: the Lehman Brothers Government Bond Index, which tracks the returns of U.S. Treasuries, agency bonds, and one- to three-year U.S. government obligations; the Lehman Brothers Corporate Bond Index, which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, investment-grade corporate debt registered with the Securities and Exchange Commission; the Lehman Brothers Mortgage-Backed Securities Index, which includes 15- and 30-year fixed-rate securities backed by mortgage pools issued by GNMA, FNMA, and FHLMC; and the Lehman Brothers Asset-Backed Securities Index, which tracks fixed-income securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets (for example, trade receivables).

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

CERTAIN RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE INC.

AAA--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

AA--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A--Bonds rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations.

BAA--Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger with respect to principal or interest may be present.

CA--Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short comings.

STANDARD & POOR'S CORPORATION

AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC--Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

    Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S CORPORATION


    Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                      STATEMENT OF ADDITIONAL INFORMATION

                                      for

                              The Value Portfolio,
                             The Growth Portfolio,
                      The International Growth Portfolio,
                      The Strategic Income Portfolio, and
                   The Global Interactive/Telecomm Portfolio
                                       of

                                THE FULCRUM TRUST
                               440 Lincoln Street
                        Worcester, Massachusetts  01653

                                 (800) 917-1909

                                September 1, 1998


     This Statement of Additional Information discusses five portfolios listed above (the "Portfolios") of The Fulcrum Trust (the "Trust"), which is an open-end management investment company.

     Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts (the "Separate Accounts") to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and advisers to the Portfolios and their affiliates.

     This Statement of Additional Information is intended to supplement the information provided to investors in the Trust's Prospectus dated September 1, 1998. It has been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectus for the Portfolios and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.

Manager:
Allmerica Financial Investment Management Services, Inc.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INTRODUCTION                                                                4

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                         4
  Mortgage-Backed Securities                                                4
  GNMA Certificates                                                         4
  FNMA and FHLMC Mortgage-Backed Obligations                                5
  Collateralized Mortgage Obligations (CMOs)                                6
  Other Mortgage-Backed Securities                                          6
  Asset-Backed Securities                                                   7
  Banking Industry and Savings Industry Obligations                         8
  Commercial Paper                                                          9
  Repurchase Agreements                                                     9
  Options on Equity Securities                                             10
  Options on Debt Securities                                               11
  Options on Stock Indices                                                 12
  Options on Foreign Currencies                                            14
  Futures Contracts                                                        15
  Options on Futures Contracts                                             15
  When-Issued or Delayed Delivery Securities                               16
  Foreign Currency Transactions                                            16

INVESTMENT RESTRICTIONS                                                    18

MANAGEMENT OF THE TRUST                                                    21
  Trustees and Officers                                                    21
  Service Providers                                                        23
  Principal Shareholders                                                   24

PORTFOLIO TRANSACTIONS AND BROKERAGE                                       24
  Investment Decisions                                                     24
  Brokerage and Research Services                                          24

PERFORMANCE INFORMATION                                                    27

TAXATION                                                                   28

OTHER INFORMATION                                                          29
  Capitalization                                                           29
  Organization Expenses                                                    30

                                       2

  Registration Statement                                                   30

FINANCIAL STATEMENTS                                                       32


                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Portfolios' Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectus and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Portfolios' Prospectus.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

MORTGAGE-BACKED SECURITIES

     All Portfolios may invest in mortgage-backed securities.

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCS are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     All Portfolios may buy mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, more than 15% of the value of a Portfolio's total assets will be illiquid. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

ASSET-BACKED SECURITIES

     All Portfolios may purchase asset-backed securities. Two such securities are "CARS-SM-" ("Certificates for Automobile Receivables-SM-") and Credit Card Receivable Securities.

     CARS-SM-, represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS-SM- are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS-SM- if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

     Credit Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the expected weighted average life of the security and thus reduce its yield. Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike many other asset-backed securities, Accounts are unsecured obligations of the cardholder.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

     Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix B to the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

REPURCHASE AGREEMENTS

     The term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed 15% of the net assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

OPTIONS ON EQUITY SECURITIES

     The Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.


     A Portfolio will write only "covered" options on stocks. A call option is covered if: (1) the Portfolio owns the security underlying the option; or
(2) the Portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Government securities or other liquid assets in a segregated account with its custodian. A put option is covered if: (1) the Portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid assets having a value equal to or greater than the exercise price of the option; or (2) the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the Portfolio in cash, Government securities or other liquid assets in a segregated account with its custodian.

     A Portfolio may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a Portfolio security from a decline in market value). The loss to the Portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

     A Portfolio may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

     A Portfolio may purchase call options for hedging and investment purposes. No Portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

     If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

OPTIONS ON DEBT SECURITIES

     The Portfolios may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     A Portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.


     A Portfolio may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, the Portfolio will also segregate or deposit for the benefit of the Portfolio's broker cash, U.S. Government securities or other liquid assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written).


     A Portfolio may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES above.
A Portfolio may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A Portfolio may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the Portfolio purchases a put option on an underlying security it owns.

     A Portfolio may also purchase call options on debt securities for hedging or investment purposes. No Portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     A Portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

     A Portfolio may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

OPTIONS ON STOCK INDICES

     The Portfolios may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.


     A Portfolio will write only "covered" options on stock indices. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When a Portfolio writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Government securities or other liquid assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. When a Portfolio writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Government securities or other liquid assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate, escrow, or pledge an amount in cash, Government securities, or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash, U.S. government securities or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.



     A call option is also covered if the Portfolio holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Portfolio in cash, Government securities or other liquid assets in a segregated account with its custodian.



     A put option is covered if: (1) the Portfolio holds in a segregated account cash, Government securities or other liquid assets of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in cash, Government securities or other liquid assets in a segregated account with its custodian.


     A Portfolio may purchase put and call options for hedging and investment purposes. No Portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A Portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

     The prospectus details certain risks particular to options on stock indices. In addition, when a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its Portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock Portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indices. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, the Portfolio will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

FUTURES CONTRACTS

     The Portfolios may purchase and sell stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. In addition, the Portfolios may, for hedging purposes, purchase and sell (a) futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts"); (2) futures contracts on foreign currencies or groups of foreign currencies; and (3) futures contracts on gold and other precious metals.

     When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

OPTIONS ON FUTURES CONTRACTS

     The Portfolios may enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the Portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

     All Portfolios may purchase securities on a when-issued or delayed delivery basis if the Portfolio holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities, or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolios' other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon such sales.

FOREIGN CURRENCY TRANSACTIONS

     The Portfolios may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e. cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

     A Portfolio may enter into forward foreign currency contracts in two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolios securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the Portfolios securities or other assets denominated in that currency.

     A Portfolio's custodian will place cash, Government securities or other liquid assets into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the assets placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the

Portfolios entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

     Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

                              INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective as set forth under "Investment Objectives and Policies" in the Prospectus, together with the investment restrictions set forth below, are, fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities of such Portfolio. None of the Portfolios will:

          (1) Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States government, its agencies or instrumentalities, securities of other investment companies, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fulcrum Trust as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

          (2) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except (a) that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), and to securities or obligations issued by banks, as permitted by the SEC; and (b) that the Global Interactive/Telecomm Portfolio may invest more than 25% of its total assets in the public utilities industry and may invest more than 25% of its total assets in the telecommunications industry.

          (3) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

          (4) Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts and related options, foreign currency, forward foreign currency exchange contracts, and gold and other precious metals.

          (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

          (6) Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

               (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

               (b) enter into repurchase agreements; and

               (c) lend its portfolio securities in accordance with applicable guidelines established by the Board of Trustees;

          (7) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in according with that Portfolio's borrowing policies, or in connection with any repurchase agreement, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

          (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws; and

          (9) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts.

                              MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     Set forth below is a list of the Trustees of the Trust, their business addresses, and principal occupations during the past five years:


                                                                               Principal Occupations During
           Name and Address            Position with the Trust                        Past Five Years
           ----------------            -----------------------                        ---------------
 George J. Sullivan, Jr.               Chairman of the Board;             Chief Executive Officer, Newfound
 Newfound Consultants, Inc. c/o c3     President                          Consultants, Inc. (financial consulting),
 260 Franklin Street Suite 260                                            1995-present; Chief Operating Officer,
 Boston, MA 02110                                                         Noble Partners, L.P. (investment advisory
                                                                          services), 1991-1995.

 Tom N. Dallape                        Trustee;                           Commercial Land Broker, The
 18881 Von Karman Avenue               Vice President                     Hoffman Company (Partner since
 Suite 1225                                                               January 1997; Senior Associate prior to
 Irvine, CA  92612                                                        January 1997).

 Gordon Holmes                         Trustee                            Lecturer and Executive in Residence,
 Boston University School                                                 Boston University, 1997-present; Certified
   of Management                                                          Public Accountant and Partner with Tofias, Fleishman,
 595 Commonwealth Avenue                                                  Shapiro and Co., P.C., prior to 1997.
 Boston, MA 02215


     Set forth below is a list of the Officers of the Trust, their business addresses, and principal occupations during the past five years:


                                                                               Principal Occupations During
           Name and Address            Position with the Trust                        Past Five Years
           ----------------            -----------------------                        ---------------
 David J. Mueller                      Vice President                      Vice President, First Allmerica
 440 Lincoln Street                                                        Financial Life Insurance Company
 Worcester, MA  01653                                                      since 1996; Assistant Vice
                                                                           President, First Allmerica 1995-
                                                                           1996; Business Analyst, First
                                                                           Allmerica 1993-1995; Manager,
                                                                           Coopers & Lybrand 1987-1993

 Lisa M. Coleman                       Vice President                      Vice President of Allmerica Asset
 440 Lincoln Street                                                        Management, Inc. since 1994; Deputy
 Worcester, MA 01653                                                       Manager at Brown Brothers Harriman,
                                                                           1989-1994

 Stephen W. Bright                     Vice President                      Vice President of Allmerica Asset
 440 Lincoln Street                                                        Management, Inc. since 1996; Client
 Worcester, MA 01653                                                       Relationship Manager, Connecticut Mutual,
                                                                           1994-1995; Investment Officer, Travelers,
                                                                           1986-1994

                                                                               Principal Occupations During
           Name and Address            Position with the Trust                        Past Five Years
           ----------------            -----------------------                        ---------------
 Thomas P. Cunningham                  Treasurer                           Investment Product Manager, First
 440 Lincoln Street                                                        Allmerica Financial Life
 Worcester, MA  01653                                                      Insurance Company since March
                                                                           1996; Vice President, First Data
                                                                           Investor Services Group, Inc.
                                                                           1994-1995; Vice President,
                                                                           Fidelity Investments 1990-1993

 George M. Boyd                        Secretary                           Counsel, First Allmerica
 440 Lincoln Street                                                        Financial Life Insurance Company
 Worcester, MA  10653                                                      since January 1997; Director,
                                                                           Mutual Fund Administration -
                                                                           Legal and Regulatory, Investors
                                                                           Bank and Trust Company 1995-1996;
                                                                           Vice President and Counsel, 440
                                                                           Financial Group and First Data
                                                                           Investor Services Group 1992-1995

 Joseph W. MacDougall, Jr.             Assistant Secretary                 Vice President and Associate General
 440 Lincoln Street                                                        Counsel, First Allmerica Financial
 Worcester, MA 01653                                                       Life Insurance Company, 1986-present


     None of the trustees or officers directly owns shares of the Portfolios. In addition, as of the date of this Statement of Additional Information, the Trustees and Officers in the aggregate owned variable contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of the Portfolios.

     Trustees other than those affiliated with the Manager receive $1,500 for each Board meeting and are reimbursed for any expenses incurred in attending such meetings or otherwise in carrying out their responsibilities as trustees.

SERVICE PROVIDERS

     For information about the custodian and transfer agent, and the principal underwriter, see the prospectus.


     For 1996, the Value Portfolio accrued fees to Palladian Advisors, Inc. ("PAI") of $1,031, of which the Portfolio paid PAI $379. PAI paid Tremont Partners, Inc. ("Tremont") $121. For 1997, the Value Portfolio accrued fees to PAI of $947, of which the Portfolio paid PAI $53. PAI paid Tremont $53.


     For 1996, the Growth Portfolio accrued fees to PAI of $129, of which the Portfolio paid PAI $35. PAI paid Tremont $32. For 1997, the Growth Portfolio accrued fees to PAI of $838, of which the Portfolio paid PAI $271. PAI paid Tremont $271.

     For 1996, the International Growth Portfolio accrued fees to PAI of $67, of which the Portfolio paid PAI $17. PAI paid Tremont $17. For 1997, the International Growth Portfolio accrued fees to PAI of $1,848, of which the Portfolio paid PAI $524. PAI paid Tremont $524.

     For 1996, the Strategic Income Portfolio accrued fees to PAI of $1525, of which the Portfolio paid PAI $634. PAI paid Tremont $381. For 1997, the Strategic Income Portfolio accrued fees to PAI of $1,508, of which the Portfolio paid PAI $432. PAI paid Tremont $432.

     For 1996, the Global Interactive/Telecomm Portfolio accrued fees to PAI of $798, of which the Portfolio paid PAI $321. PAI paid Tremont $200. For 1997, the Global Interactive/Telecomm Portfolio accrued fees to PAI of $810, of which the Portfolio paid PAI $24. PAI paid Tremont $24.

     For 1996 the Portfolios paid the following fees to the Portfolio
Managers: Value ($4,127); Growth ($517); International Growth ($269); Strategic Income ($6,097); Global Interactive/Telecomm ($3,193). For 1997 the Portfolios paid the following fees to the Portfolio Managers: Value ($3,787); Growth ($3,354); International Growth ($7,394); Strategic
Income ($6,030); Global Interactive/Telecomm ($3,240).

     PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent accountants for the Trust.


     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 provides fund accounting and transfer agency services. The fee for each Portfolio is based on an annual rate of 0.05% of net assets for the first $600 million in net assets and an annual rate of 0.03% of net assets for net assets in excess of $600 million. In addition, each Portfolio will reimburse IBT for out-of-pocket expenses such as pricing services.
There is currently a minimum annual fee of $48,500 per Portfolio. For fund accounting services during 1996, each Portfolio paid $35,000 to IBT. For fund accounting and transfer agency services during 1997, each Portfolio paid $49,459 to IBT.


                               PRINCIPAL SHAREHOLDERS

     Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury regulations; and (3) life insurance companies and advisers to the portfolios and their affiliates. Listed below are the approximate percentage ownerships as of August 14, 1998 for those shareholders of record owing 5% or more of the outstanding shares of a Portfolio. For information about voting rights, see "Voting Rights" in the prospectus.

             Fulcrum Separate Account
             of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653

                   Value Portfolio                           86.82%
                                                             -----
                   Growth Portfolio                          92.39%
                                                             -----
                   International Growth Portfolio            96.56%
                                                             -----
                   Strategic Income Portfolio                95.04%
                                                             -----
                   Global Interactive/Telecomm Portfolio     75.34%
                                                             -----

             Fulcrum Separate Account
             of First Allmerica Financial Life Insurance Company,
             440 Lincoln Street, Worcester, MA 01653

                   Value Portfolio                           10.11%
                                                             -----
                   Growth Portfolio                           7.36%
                                                             -----
                   Strategic Income Portfolio                 5.00%
                                                             -----
                   Global Interactive/Telecomm Portfolio     12.85%
                                                             -----

              GAMCO Investors, Inc.
              One Corporate Center, Rye, NY 10580

                   Global Interactive/Telecomm Portfolio     11.41%
                                                             -----



                       PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     Each Portfolio Manager is responsible for the selection of brokers and dealers to effect that Portfolio's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Portfolio. In the United States, commissions are usually negotiated; in other countries, the commissions are usually fixed. Equity securities traded in the over-the-counter ("OTC") markets are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer in the form of the spread between the bid and asked prices. In some instances, the Portfolio Managers may execute OTC transactions on an agency basis through a broker who is not a market marker in the particular security, and in those transactions the Portfolio will also pay a brokerage commission. Fixed income securities are generally traded on a "net" basis. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     In purchasing and selling securities, it is the policy of each Portfolio Manager to seek the best execution for the Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of the execution, the operational facilities of the firms involved, and the firm's risk in positioning a block of securities.

     Notwithstanding the above, under certain conditions, the Portfolios are authorized to pay higher brokerage commissions in return for brokerage and research services. A Portfolio Manager may cause a Portfolio to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the Portfolio Manager or through broker-dealers.

     The Portfolio Managers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services may be in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each Portfolio Manager's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     In allocating brokerage, a Portfolio Manager may periodically assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. Net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the Portfolio Managers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the Portfolio Managers in serving other clients, as well as the Portfolios.




     Paying commission amounts greater than otherwise available to obtain research services poses potential conflicts of interest for the Portfolio Manager. The Portfolio Manager may have an incentive to pay increased commissions to obtain research services instead of paying for those services from its own operating revenues. In addition, the Portfolio Manager may have an incentive to select a broker-dealer based on the research services it provides rather than the quality of trade execution. PAI and the Trust Board will monitor the Portfolio Managers' use of soft dollar arrangements.

     GAMCO, the Portfolio Manager for the Value and Global
Interactive/Telecomm Portfolios, uses an affiliated broker-dealer, Gabelli & Company, Inc., for most of its transactions. GAMCO is not authorized to pay higher brokerage commissions to Gabelli & Company, Inc. in return for research services.

     During 1996, the Value Portfolio paid total commissions of $5,086. No commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. All commissions were paid to Gabelli & Company, Inc., a broker affiliated with the Portfolio Manager. During 1997, the Value Portfolio paid total commissions of $19,112. No commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. $17,367 of commissions (90.9% of total commissions) were paid to Gabelli & Company, Inc., a broker affiliated with the Portfolio Manager. Those commissions paid to Gabelli & Company,

Inc. related to transactions representing 91.5% of the aggregate dollar amount of transactions involving payment of commissions.

     During 1996, the Growth Portfolio paid total commissions of $2,514. During 1997, the Growth Portfolio paid total commissions of $36,181. All commissions were paid to brokers because of research services provided to the Portfolio Manager that managed the Portfolio during 1996 and 1997. No commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.

     During 1996, the International Growth Portfolio paid total commissions of $516. During 1997, the International Growth Portfolio paid total commissions of $10,780. No commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. No commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.

     The Strategic Income Portfolio did not pay any commissions in 1996 or 1997.

     During 1996, the Global Interactive/Telecomm Portfolio paid total commissions of $3,205. During 1997, the Global Interactive/Telecomm Portfolio paid total commissions of $5,693. No commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. All commissions were paid to Gabelli & Company, Inc., a broker affiliated with the Portfolio Manager.

                              PERFORMANCE INFORMATION

     The Trust may, from time to time, include the total return of the Portfolios in advertisements or sales literature.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula:
      n
P(1+T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


AVERAGE ANNUAL RETURNS are calculated by determining the change in value of a hypothetical investment in the Portfolio over a stated period, and calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Average annual returns covering periods of less than one year are calculated by determining the Portfolio's total return for the period, extrapolating that return for a full year, and stating the result as an annual return. Because this method assumes that performance will remain constant for the entire year when in fact it is unlikely that performance will remain constant, average annual returns for a partial year must be viewed as strictly theoretical information.


INVESTORS ALSO SHOULD BE AWARE THAT A PORTFOLIO'S PERFORMANCE IS NOT CONSTANT OVER TIME, BUT VARIES FROM YEAR TO YEAR. AVERAGE ANNUAL RETURN REPRESENTS AVERAGED FIGURES AS OPPOSED TO THE ACTUAL PERFORMANCE OF THE PORTFOLIO.


A Portfolio also may quote cumulative total returns which reflect the simple change in value of an investment over a stated period. Average annual total returns and cumulative total returns may be quoted as a percentage or as a dollar amount. They may be calculated for a single investment, for a series of investments or for a series of redemptions over any time period. Total returns may be broken down into their components of income and capital in order to show their respective contributions to total return. Performance information may be quoted numerically or in a table, graph or similar illustration.


YIELDS OF THE PORTFOLIOS


The 30-day (or one month) standard yields of the Portfolios are calculated as follows:
                                    6
             YIELD  =  2[(a - b + 1)   - 1)]
                          -----
                            cd


Where: a = dividends and interest earned by a Portfolio during the period; b = expenses accrued for the period (not of reimbursements);
         c = average daily number of shares outstanding during the period entitled to receive dividends; and
         d = maximum offering price per share on the last day of the period.


For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies and the market conditions during the given time period. Performance information should not be considered as a representation of what may be achieved in the future.

PERFORMANCE INFORMATION FOR PERIOD ENDED DECEMBER 31, 1997

Set forth below are average annual total return information for the Value Portfolio, Growth Portfolio, International Growth Portfolio, Strategic Income Portfolio and Global Interactive/Telecomm Portfolio for the 1 year and/or since inception periods ended December 31, 1997 and yield for the Strategic Income Portfolio for the 30-day period ended December 31, 1997.


         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


                                        1 YEAR PERIOD*      SINCE INCEPTION**
                                        -------------       -----------------
Value Portfolio                             32.36%               24.55%
Growth Portfolio                            10.24%                9.73%
International Growth Portfolio              -5.25%               -0.19%
Strategic Income Portfolio                   0.60%                0.53%
Global Interactive/Telecomm Portfolio       40.24%               19.61%

* The total return for the one-year period ended December 31, 1997 reflects the impact of an expense reimbursement totaling $493,393, allocated among each Portfolio.



** The total return since inception includes the impact of expense reimbursements totaling $662,947 and a capital infusion totaling $228,823, allocated to each Portfolio.


The Value Portfolio, Growth Portfolio, Strategic Income Portfolio and Global Interactive/Telecomm Portfolio began business operations on February 1, 1996. The International Growth Portfolio began operations on March 26, 1996.


                                                     YIELD FOR 30 DAY PERIOD
                                                     -----------------------
                                                     ENDED DECEMBER 31, 1997
                                                     -----------------------
                                                            (UNAUDITED)

Strategic Income Portfolio                                     3.83%

     Quotations of total return for a Portfolio will not take into account charges and deductions against any Variable Accounts to which the Portfolio's shares are sold. Performance for the Variable Accounts will therefore be lower than performance of the Portfolios. Performance information of the Portfolios will be accompanied by performance information for the applicable Variable Account.


                                    TAXATION

     The requirements applicable to a Portfolios' qualification as a regulated investment company may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts or forward contracts.

     Income received by a Portfolio from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     To comply with regulations under Section 817(h) of the Code, each Portfolio of the Trust will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.

     Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of
Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or Portfolio) underlying a separate account invests solely in securities issued by companies in a specific industry.

     These future rules and regulations proscribing investment control may adversely affect the ability of certain Portfolios of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

     In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Portfolios' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the assets underlying the Variable Accounts.


                              OTHER INFORMATION

CAPITALIZATION


     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 8, 1993. Effective September 1, 1998, the Trust changed its name to the Fulcrum Trust. The Trust is currently offering to Separate Accounts shares of five different "series" or Portfolios. Each Portfolio is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock with a par value of $0.001 per share. Each share of stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Trust. This Statement of Additional Information discusses the initial five Portfolios, which issue the following five shares: Value Portfolio shares, Growth Portfolio shares, International Growth Portfolio shares, Strategic
Income Portfolio shares, and Global Interactive/Telecomm Portfolio shares.


     The Agreement and Declaration of Trust established three other Portfolios, and the Board of Trustees may establish additional Portfolios (with different investment objectives and policies) at any time in the future. The Trust has sold 1,000 shares of one of those Portfolios (the Balanced Opportunity Portfolio) to provide part of the Trust's initial capitalization, but the Trust is not now offering shares of that Portfolio to Separate Accounts or qualified plans. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

ORGANIZATION EXPENSES

     Certain of the expenses incurred by the Portfolios in connection with its organization, its registration with the Securities and Exchange Commission, and the public offering of its shares were advanced on behalf of the Trust by the previous Manager. These organizational expenses are deferred and amortized by the Portfolio over a period not exceeding 60 months from the date of the Portfolio's commencement of operations.

REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the prospectus. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            FINANCIAL STATEMENTS

                                  THE PALLADIAN TRUST
                         STATEMENTS OF ASSETS AND LIABILITIES
                               AS OF DECEMBER 31, 1997

                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
   At identified cost. . . . . . . . . . . . . . . .   $4,548,152     $3,928,673     $3,320,007     $2,219,986     $1,836,313
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   At value. . . . . . . . . . . . . . . . . . . . .   $5,095,033     $4,205,105     $3,044,332     $2,241,944     $2,234,365

Cash (Interest bearing account). . . . . . . . . . .    1,722,459        124,945         82,734        582,113        905,389
Foreign Cash . . . . . . . . . . . . . . . . . . . .      ----           ----             3,970         16,965        ----
Receivables:
   Interest and dividends  . . . . . . . . . . . . .       11,169            553          3,822         68,710          7,184
   Investments sold  . . . . . . . . . . . . . . . .       61,510         20,119        ----           ----           ----
   Forward foreign exchange contracts to buy . . . .      ----           ----           ----         1,077,624        ----
   Forward foreign exchange contracts to sell  . . .      ----           ----             3,969        701,879        ----
   Expense reimbursements  . . . . . . . . . . . . .      146,510        123,531         96,868        121,760         99,327
   Shares of beneficial interest purchased . . . . .        5,115          6,106          7,304        ----             8,731
Unamortized organization costs . . . . . . . . . . .       14,678         14,678         15,330        ----            14,678
                                                    -------------  -------------  -------------  -------------  -------------

   Total Assets  . . . . . . . . . . . . . . . . . .   $7,056,474     $4,495,037     $3,258,329     $4,810,995     $3,269,674
                                                    -------------  -------------  -------------  -------------  -------------

LIABILITIES
Payables:
   Investments purchased . . . . . . . . . . . . . .     $429,049        ----           $21,968       $282,738       $230,802
   Forward foreign exchange contracts to buy . . . .      ----           ----           ----         1,119,231        ----
   Forward foreign exchange contracts to sell  . . .      ----           ----             3,969        682,582        ----
   Shares of beneficial interest repurchased . . . .      ----              $322             91          2,044            269
   Accrued expenses  . . . . . . . . . . . . . . . .       42,773         31,184         25,299         24,462         22,162
                                                    -------------  -------------  -------------  -------------  -------------

   Total Liabilities . . . . . . . . . . . . . . . .      471,822         31,506         51,327      2,111,057        253,233
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSETS CONSIST OF:
Undistributed net investment income  / (loss)  . . .          $23        ----              ($94)        $1,131           ($89)

Net unrealized appreciation (depreciation)
   of investments. . . . . . . . . . . . . . . . . .      546,881       $276,432       (275,675)       (27,404)       398,052
Accumulated net realized gain / (loss) . . . . . . .       15,203       (381,286)        (7,211)         9,981         (9,487)
Capital shares . . . . . . . . . . . . . . . . . . .    6,022,545      4,568,385      3,489,982      2,716,230      2,627,965
                                                    -------------  -------------  -------------  -------------  -------------

   Total Net Assets. . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   Shares of beneficial interest outstanding . . . .      487,816        373,580        329,943        273,302        226,425
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSET  VALUE, offering price and redemption
   price per share of beneficial interest
   outstanding . . . . . . . . . . . . . . . . . . .       $13.50         $11.95          $9.72          $9.88         $13.32
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE PALLADIAN TRUST
                               STATEMENTS OF OPERATIONS
                        FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of
   $1,577 and and $75 for the International Growth
   and Global Interactive / Telecomm) portfolio. . .      $21,839         $2,085        $20,929        ----           $11,128
Interest . . . . . . . . . . . . . . . . . . . . . .       46,168         13,171         22,778        $99,446         18,494
                                                    -------------  -------------  -------------  -------------  -------------

   Total Investment Income . . . . . . . . . . . . .       68,007         15,256         43,707         99,446         29,622
                                                    -------------  -------------  -------------  -------------  -------------

EXPENSES
Amortization of organization costs . . . . . . . . .        4,756          4,756          4,745          2,723          4,756
Auditing fees. . . . . . . . . . . . . . . . . . . .       27,405         17,688         13,814         16,269         11,764
Custodian fees . . . . . . . . . . . . . . . . . . .       14,942         23,337         12,158          9,855          6,115
Insurance. . . . . . . . . . . . . . . . . . . . . .        3,756          3,756          3,755          3,755          3,756
Legal fees . . . . . . . . . . . . . . . . . . . . .       29,957         15,799         13,131         23,766         14,339
Management and advisory fees . . . . . . . . . . . .        4,734          4,192          9,242          7,538          4,050
Other. . . . . . . . . . . . . . . . . . . . . . . .          463            302            237            298            200
Portfolio accounting fees. . . . . . . . . . . . . .       49,459         49,459         49,459         49,459         49,459
Registration and filing fees . . . . . . . . . . . .        6,176          4,028          3,155          3,969          2,672
Shareholders' expenses . . . . . . . . . . . . . . .          463            302            237            298            200
Trustees' fees and expenses. . . . . . . . . . . . .        8,518          3,495          2,924          7,746          4,389
                                                    -------------  -------------  -------------  -------------  -------------

   Total Expenses. . . . . . . . . . . . . . . . . .      150,629        127,114        112,857        125,676        101,700

Less expense reimbursements. . . . . . . . . . . . .     (123,916)      (108,474)       (84,536)       (95,354)       (81,113)
                                                    -------------  -------------  -------------  -------------  -------------

   Net Expenses. . . . . . . . . . . . . . . . . . .       26,713         18,640         28,321         30,322         20,587
                                                    -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME / (LOSS) . . . . . . . . . . .       41,294         (3,384)        15,386         69,124          9,035
                                                    -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN /
   (LOSS) ON INVESTMENTS:
Net realized gain / (loss) from:
   Security transactions . . . . . . . . . . . . . .      384,615       (374,694)        (3,799)       (25,984)       142,691
   Forward foreign exchange contracts. . . . . . . .      ----           ----           (11,495)        (6,113)       ----
   Forward currency transactions . . . . . . . . . .      ----           ----            19,827          4,212        ----

Net change in unrealized appreciation/
   (depreciation) on:
   Security transactions . . . . . . . . . . . . . .      494,905        267,942       (278,769)        46,407        395,112
   Forward foreign exchange contracts. . . . . . . .      ----           ----           ----           (21,221)       ----
   Foreign currency transactions . . . . . . . . . .      ----           ----              (156)       (16,367)             1
                                                    -------------  -------------  -------------  -------------  -------------

Net realized and unrealized gain / (loss)
   on investments. . . . . . . . . . . . . . . . . .      879,520       (106,752)      (274,392)       (19,066)       537,804
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE / (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS . . . . . . . . . . . .      920,814       (110,136)      (259,006)        50,058        546,839
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE PALLADIAN TRUST
                         STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income / (loss) . . . . . . . . . . .      $41,294        ($3,384)       $15,386        $69,124         $9,035

Net realized gain / (loss) on securities,
   forward foreign exchange contracts and
   foreign currency transactions . . . . . . . . . .      384,615       (374,694)         4,533        (27,885)       142,691

Net unrealized gain / (loss) on securities,
   forward foreign exchange contracts and
   other assets and liabilities denominated
   in foreign currencies . . . . . . . . . . . . . .      494,905        267,942       (278,925)         8,819        395,113
                                                    -------------  -------------  -------------  -------------  -------------

Net increase / (decrease) in net assets
   resulting from operations . . . . . . . . . . . .     $920,814      ($110,136)     ($259,006)       $50,058       $546,839

Distributions to shareholders from:
   Net investment income . . . . . . . . . . . . . .     ($41,271)          ----       ($15,480)      ($29,924)       ($9,124)
   Net realized gain from investment
   transactions. . . . . . . . . . . . . . . . . . .     (369,412)          ----         (8,333)       (12,484)      (142,691)

NET INCREASE
   FROM TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST  . . . . . . . . . . . . .    5,174,190      4,425,263      3,392,434      1,585,590      2,027,102
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS . . . . . . . . . . . . .    5,684,321      4,315,127      3,109,615      1,593,240      2,422,126

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . .      900,331        148,404         97,387      1,106,698        594,315
                                                    -------------  -------------  -------------  -------------  -------------
End of period. . . . . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                         STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO*     PORTFOLIO*     PORTFOLIO**     PORTFOLIO*     PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income / (loss) . . . . . . . . . . .     ($44,718)      ($29,053)      ($28,209)      ($20,549)      ($42,738)

Net realized gain / (loss) on securities,
   forward foreign exchange contracts and
   foreign currency transactions . . . . . . . . . .       49,534         (6,592)         1,702          7,097          2,887

Net unrealized gain / (loss) on securities,
   forward foreign exchange contracts and
   other assets and liabilities denominated
   in foreign currencies . . . . . . . . . . . . . .       51,976          8,490          3,249        (36,223)         2,939
                                                    -------------  -------------  -------------  -------------  -------------

Net increase / (decrease) in net assets
   resulting from operations . . . . . . . . . . . .       56,792        (27,155)       (23,258)       (49,675)       (36,912)

Distributions to shareholders from:
   Distribution from capital . . . . . . . . . . . .      (49,534)          ----         (1,702)        (7,097)        (2,887)

NET INCREASE
   FROM TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST  . . . . . . . . . . . . .      831,167        116,328         77,400      1,061,393        583,452

Capital contribution from advisor. . . . . . . . . .       51,906         49,231         34,947         52,077         40,662
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS . . . . . . . . . . . . .      890,331        138,404         87,387      1,056,698        584,315

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . .       10,000         10,000         10,000         50,000         10,000
                                                    -------------  -------------  -------------  -------------  -------------
End of period. . . . . . . . . . . . . . . . . . . .     $900,331       $148,404        $97,387     $1,106,698       $594,315
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

*  COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
** COMMENCEMENT OF OPERATIONS MARCH 26, 1996

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 FINANCIAL HIGHLIGHTS

                                                       VALUE PORTFOLIO                         GROWTH PORTFOLIO
                                             ----------------------------------         -----------------------------------
                                                 FOR THE             FOR THE              FOR THE                FOR THE
                                               YEAR ENDED          PERIOD ENDED          YEAR ENDED            PERIOD ENDED
                                             DEC. 31, 1997        DEC. 31, 1996*        DEC. 31, 1997         DEC. 31, 1996*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . .        $10.88               $10.00                $10.84                $10.00
                                             -------------        -------------         -------------         -------------

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.17(1),(4)         (0.64)(1),(2)         (0.02)(1),(4)         (2.96)(1),(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .          3.35                 2.15                  1.13                  3.80
                                             -------------        -------------         -------------         -------------

Total from investment operations . . . . . .          3.52                 1.51                  1.11                  0.84
                                             -------------        -------------         -------------         -------------

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.09)                ----                  ----                  ----
Net Realized Gain from Investment. . . . . .
   Transactions. . . . . . . . . . . . . . .         (0.81)                ----                  ----                  ----
Distributions form capital . . . . . . . . .          ----                (0.63)                 ----                  ----

Total distributions. . . . . . . . . . . . .         (0.90)               (0.63)                 ----                  ----
                                             -------------        -------------         -------------         -------------

Net asset value, end of period . . . . . . .        $13.50               $10.88                $11.95                $10.84
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

Total Return . . . . . . . . . . . . . . . .        32.36%(4)            15.13%(2),(3)         10.24%(4)              8.40%(2),(3)
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $6,584,652             $900,331            $4,463,531              $148,404

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         0.84%(4)             8.19%(2),***          0.90%(4)             34.15%(2),***

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         1.30%(4)            (6.55%)(2),***        (0.16%)(4)           (31.31%)(2),***

Portfolio turnover rate. . . . . . . . . . .       176.79%               73.63%               208.68%               580.48%

Average commission per share . . . . . . . .       $0.0398              $0.0607               $0.0529               $0.0344



  * Commencement of operations February 1, 1996
 ** Commencement of operations March 26, 1996
*** Annualized


                                                INTERNATIONAL GROWTH PORTFOLIO
                                             ------------------------------------
                                                 FOR THE             FOR THE
                                               YEAR ENDED          PERIOD ENDED
                                             DEC. 31, 1997        DEC. 31, 1996**

---------------------------------------------------------------------------------
Net asset value, beginning of period . . . .        $10.33               $10.00
                                             -------------        -------------

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.10(1)(4)          (4.16)(1)(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .         (0.63)                4.67
                                             -------------        -------------

Total from investment operations . . . . . .         (.53)                 0.51
                                             -------------        -------------

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.05)                ----
Net Realized Gain from Investment. . . . . .
   Transactions. . . . . . . . . . . . . . .         (0.03)                ----
Distributions form capital . . . . . . . . .          ----                (0.18)

Total distributions. . . . . . . . . . . . .         (0.08)               (0.18)
                                             -------------        -------------
Net asset value, end of period . . . . . . .         $9.72               $10.33
                                             -------------        -------------
                                             -------------        -------------

Total Return . . . . . . . . . . . . . . . .         (5.25)(4)             5.13%(2)(3)
                                             -------------        -------------
                                             -------------        -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $3,207,002              $97,387

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         1.78%(4)             67.76%(2)

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         0.97%(4)            (56.37%)(2)

Portfolio turnover rate. . . . . . . . . . .        13.02%              116.21%

Average commission per share . . . . . . . .       $0.0110              $0.0101



  * Commencement of operations February 1, 1996
 ** Commencement of operations March 26, 1996
*** Annualized

                                 THE PALLADIAN TRUST
                                 FINANCIAL HIGHLIGHTS
                                 FOR THE PERIOD ENDED


                                          GLOBAL STRATEGIC INCOME PORTFOLIO****         GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                          -------------------------------------         -------------------------------------
                                                  FOR THE             FOR THE              FOR THE                FOR THE
                                                YEAR ENDED         PERIOD ENDED          YEAR ENDED            PERIOD ENDED
                                              DEC. 31, 1997       DEC. 31, 1996*        DEC. 31, 1997         DEC. 31, 1996*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . .         $9.98               $10.00                $10.00                $10.00
                                             -------------        -------------         -------------         -------------

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.36(1),(4)         (0.19)(1),(2)          0.08(1),(4)          (0.75)(1),(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .         (0.30)                0.23                  3.95                  0.80
                                             -------------        -------------         -------------         -------------

Total from investment operations . . . . . .          0.06                 0.04                  4.03                  0.05
                                             -------------        -------------         -------------         -------------

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.11)                ----                 (0.04)                 ----
Net Realized Gain from Investment
   Transactions. . . . . . . . . . . . . . .         (0.05)                ----                 (0.67)                 ----
Distributions form capital . . . . . . . . .          ----                (0.06)                 ----                 (0.05)
                                             -------------        -------------         -------------         -------------

Total distributions. . . . . . . . . . . . .         (0.16)               (0.06)                (0.71)                (0.05)
                                             -------------        -------------         -------------         -------------

Net asset value, end of period . . . . . . .         $9.88                $9.98                $13.32                $10.00
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

Total Return . . . . . . . . . . . . . . . .         0.60%(4)             0.44%(2),(3)         40.24%(4)              0.49%(2),(3)
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $2,699,938           $1,106,697            $3,016,441              $594,315

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         1.61%(4)             7.37%(2),***          1.47%(4)              9.83%(2),***

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         3.67%(4)            (2.15%)(2),***         0.64%(4)             (8.32%)(2),***

Portfolio turnover rate. . . . . . . . . . .       713.04%              212.36%               114.11%                71.44%

Average commission per share . . . . . . . .           n/a                  n/a               $0.0509               $0.0659


   * Commencement of operations February 1, 1996
  ** Commencement of operations March 26, 1996
 *** Annualized
**** Effective June 8, 1998, renamed Strategic Income Portfolio
--------------------------------------------------------------------------------


1. This information was prepared using the average number of shares outstanding during the period.

2. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1996 reflect the impact of an expense reimbursement totaling $169,554, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($1.22), ($5.61), ($7.56), ($0.63) and, ($1.34), respectively, 14.13%,
   63.54%, 126.26%,12.30%, and 16.45%, respectively, (12.40%), (58.37%),
   (92.05%), (7.02%), and (14.82%), respectively.

3. Total return measures the change in the value of an investment for the year indicated. For the period ended December 31, 1996 the total return includes a capital infusion totaling $228,823 (See Note 9 to the financial statements concerning amount allocated to each Portfolio). Absent the infusion, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.

4. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1997 reflect the impact of an expense reimbursement totaling $493,393, allocated to each portfolio following stipulated criteria (See Note 10 to the financial statements). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($0.34), ($0.68), ($0.45), ($0.14) and, ($0.62), respectively, 4.75%,
   6.12%, 7.11%, 6.68%, and 7.26%, respectively, (2.60%), (5.38%), (4.36%),
   (1.39%), and (5.14%), respectively.

                                 THE PALLADIAN TRUST
                                 THE VALUE PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997

                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------
           COMMON STOCKS                                77.4%
           AEROSPACE                                     6.1%
   1,000   Curtiss Wright Corp.  . . . . . . . . . . . . . . .           36,313
   5,000   Fairchild Corp. Class A * . . . . . . . . . . . . .          124,375
   1,500   Sequa Corp., Class B *  . . . . . . . . . . . . . .          111,750
   3,000   SPS Technologies, Inc. *  . . . . . . . . . . . . .          130,875
                                                                  -------------
                                                                        403,313
                                                                  -------------

           AUTOMOTIVE                                    8.0%
   8,000   Earl Scheib, Inc. * . . . . . . . . . . . . . . . .          $64,000
   3,000   Echlin Inc. . . . . . . . . . . . . . . . . . . . .          108,562
     500   Federal-Mogul Corp. . . . . . . . . . . . . . . . .           20,250
   1,000   ITT Industries Inc. . . . . . . . . . . . . . . . .           31,375
   3,000   Kollmorgen  . . . . . . . . . . . . . . . . . . . .           54,937
   3,000   Meritor Automotive, Inc.  . . . . . . . . . . . . .           63,188
   1,000   Modine MFG Co. .  . . . . . . . . . . . . . . . . .           34,125
   1,000   Standard Motor Products . . . . . . . . . . . . . .           22,563
   4,000   Wynn's International, Inc.  . . . . . . . . . . . .          127,500
                                                                  -------------
                                                                        526,500
                                                                  -------------

           BEVERAGES                                     3.1%
   4,000   Celestial Seasonings, Inc. *  . . . . . . . . . . .          126,000
   1,500   Chock Full O'Nuts * . . . . . . . . . . . . . . . .           10,500
   2,000   Seagram . . . . . . . . . . . . . . . . . . . . . .           64,624
                                                                  -------------
                                                                        201,124
                                                                  -------------

           BROADCASTING  & CABLE                         4.7%
   5,000   Ackerly Communications. . . . . . . . . . . . . . .           84,688
   2,000   Gray Communications Sys., Class B . . . . . . . . .           51,500
   6,000   US West Media Group *   . . . . . . . . . . . . . .          173,250
                                                                  -------------
                                                                        309,438
                                                                  -------------

           CHEMICAL                                      1.6%
   2,500   Monsanto Co. .  . . . . . . . . . . . . . . . . . .          105,000
                                                                  -------------

           CONSUMER SERVICES                             4.3%
   1,000   General Cigar Holdings, Inc., Class A * . . . . . .           21,312
   1,500   General Cigar Holdings, Inc., Class B * . . . . . .           33,210
   3,000   Hudson General Corp.  . . . . . . . . . . . . . . .          144,000
   1,000   H&R Block, Inc. . . . . . . . . . . . . . . . . . .           44,813
   2,000   Rollins, Inc. . . . . . . . . . . . . . . . . . . .           40,500
                                                                  -------------
                                                                        283,835
                                                                  -------------

           DEPARTMENT STORES                             2.3%
   5,000   Neiman Marcus Group, Inc. * . . . . . . . . . . . .          151,250
                                                                  -------------

                                     8


           ENTERTAINMENT                                11.0%
   3,000   BET Holdings, Inc., Class A * . . . . . . . . . . .          163,875
   2,000   Cablevision Systems Corp. * . . . . . . . . . . . .          191,500
   3,000   Gaylord Entertainment . . . . . . . . . . . . . . .           95,827
   1,000   Liberty Media Group, Class A *  . . . . . . . . . .           36,250
   1,000   Time Warner, Inc. . . . . . . . . . . . . . . . . .           62,000
   8,000   Trump Hotels & Casino Resorts * . . . . . . . . . .           53,500
   3,000   Viacom, Inc. *  . . . . . . . . . . . . . . . . . .          122,625
                                                                  -------------
                                                                        725,577
                                                                  -------------

           FINANCIAL SERVICES                            2.2%
   2,000   GATX Corp.  . . . . . . . . . . . . . . . . . . . .          145,125
                                                                  -------------

           GAMING                                        6.3%
   5,000   ITT Corp. * . . . . . . . . . . . . . . . . . . . .          414,375
                                                                  -------------

           GROCERY STORES                                0.7%
   7,000   Bruno's Inc. *  . . . . . . . . . . . . . . . . . .           14,438
   1,000   Giant Food Inc. . . . . . . . . . . . . . . . . . .           33,688
                                                                  -------------
                                                                         48,126
                                                                  -------------

           INDUSTRIAL                                    3.0%
     500   Midland Co. . . . . . . . . . . . . . . . . . . . .           31,500
   7,000   Pacific Scientific Co.  . . . . . . . . . . . . . .          167,875
                                                                  -------------
                                                                        199,375
                                                                  -------------

           INDUSTRIAL EQUIPMENT & SUPPLIES               0.9%
   3,000   AMPCO - Pittsburgh Corp.  . . . . . . . . . . . . .           58,687
                                                                  -------------

           LABORATORY APPARATUS                          0.4%
   1,000   Ametek Inc. . . . . . . . . . . . . . . . . . . . .           27,000
                                                                  -------------

           METALS & MINING                               1.0%
   2,000   Handy & Harman  . . . . . . . . . . . . . . . . . .           69,000
                                                                  -------------

           MISCELLANEOUS                                 5.2%
   6,000   Carter-Wallace  . . . . . . . . . . . . . . . . . .          101,500
  20,000   Envirosource, Inc. *  . . . . . . . . . . . . . . .           60,000
   2,000   Fedders Corp. Class A . . . . . . . . . . . . . . .           12,250
   5,000   Trimas Corp.  . . . . . . . . . . . . . . . . . . .          171,875
                                                                  -------------
                                                                        345,625
                                                                  -------------

           NEWSPAPERS / PUBLISHING                       0.6%
   1,000   Media General Inc., Class A . . . . . . . . . . . .           41,812
                                                                  -------------

           OIL & GAS                                     7.7%
   4,000   Pennzoil. . . . . . . . . . . . . . . . . . . . . .          267,250
   2,000   RPC, Inc. . . . . . . . . . . . . . . . . . . . . .           23,625
   5,000   Southwest Gas Co. . . . . . . . . . . . . . . . . .           93,437
   2,000   Tejas Gas Corp. / De *. . . . . . . . . . . . . . .          122,500
                                                                  -------------
                                                                        506,812
                                                                  -------------

           PAPER & PLASTIC PRODUCTS                      0.9%
     750   Ferro Corp. . . . . . . . . . . . . . . . . . . . .           18,234
   1,200   Greif Bros. Corp. . . . . . . . . . . . . . . . . .           40,200
                                                                  -------------
                                                                         58,434
                                                                  -------------

                                     9


           PHARMACEUTICALS                               0.9%
   5,000   Ivax Corporation *  . . . . . . . . . . . . . . . .           33,750
   1,000   Twinlab Corp. * . . . . . . . . . . . . . . . . . .           24,750
                                                                  -------------
                                                                         58,500
                                                                  -------------

           RETAILING                                     0.8%
   3,000   Lillian Vernon Corporation  . . . . . . . . . . . .           49,875
                                                                  -------------

           TELECOMMUNICATIONS                            5.7%
   3,000   Centennial Cellular Corp.*. . . . . . . . . . . . .           61,500
  10,000   Citizens Utilities, Class B . . . . . . . . . . . .           96,250
   1,000   Frontier Corporation. . . . . . . . . . . . . . . .           24,062
   1,000   Sprint - 8.25% 3/31/00  . . . . . . . . . . . . . .           44,750
   3,000   Telephone & Data System . . . . . . . . . . . . . .          139,688
                                                                  -------------
                                                                        366,250
                                                                  -------------

TOTAL INVESTMENTS (COST  $4,548,152) **                 77.4%         5,095,033
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (Net)                      22.6%         1,489,619
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $6,584,652
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  THE PALLADIAN TRUST
                                 THE GROWTH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997


                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------

           COMMON STOCKS                                94.2%
           APPAREL                                       5.4%
   2,500   Gucci Group . . . . . . . . . . . . . . . . . . . .         $104,687
     800   Nautica Enterprises, Inc. * . . . . . . . . . . . .           18,600
   3,200   North Face, Inc. *  . . . . . . . . . . . . . . . .           70,400
   2,000   Polo Ralph Lauren Corp. * . . . . . . . . . . . . .           48,625
                                                                  -------------
                                                                        242,312
                                                                  -------------
           BANKS & FINANCIAL SERVICES                    8.4%
   2,200   Amerin Corporation *  . . . . . . . . . . . . . . .           61,600
     550   Bank of New York - Warrants . . . . . . . . . . . .           93,087
     500   BankBoston Corporation  . . . . . . . . . . . . . .           46,969
   1,200   Charles Schwab & Co., Inc.  . . . . . . . . . . . .           50,325
   2,000   Leasing Solutions, Inc. * . . . . . . . . . . . . .           47,750
   1,900   Paine Webber Group, Inc.  . . . . . . . . . . . . .           65,669
   1,000   Southern Pacific Funding Cr. *  . . . . . . . . . .           13,125
                                                                  -------------
                                                                        378,525
                                                                  -------------

           CAPITAL EQUIPMENT & GOODS                     2.1%
   1,000   Applied Science & Technology *  . . . . . . . . . .           11,250
   2,200   ATMI, Inc. *  . . . . . . . . . . . . . . . . . . .           53,350
     600   Tyco International, LTD . . . . . . . . . . . . . .           27,037
                                                                  -------------
                                                                         91,637
                                                                  -------------

           CHEMICALS                                     0.4%
   1,200   Brunswick Technologies *  . . . . . . . . . . . . .           17,550
                                                                  -------------

           COMMUNICATIONS                                8.9%
     400   Harte-Hanks Communications  . . . . . . . . . . . .           14,850
   3,000   ICT Group, Inc. * . . . . . . . . . . . . . . . . .           13,500
   1,400   IDT Corporation * . . . . . . . . . . . . . . . . .           28,350
     500   Metro Networks, Inc. *  . . . . . . . . . . . . . .           16,375
   3,500   Mindspring Enterprises, Inc. *  . . . . . . . . . .          117,688
   1,000   Premiere Technologies, Inc. * . . . . . . . . . . .           27,625
   1,500   Smartalk Teleservices * . . . . . . . . . . . . . .           34,125
   1,000   Transcrypt International, Inc. *  . . . . . . . . .           24,875
   1,340   Worldcom, Inc.  . . . . . . . . . . . . . . . . . .           40,535
   2,000   Xlconnect Solutions, Inc. * . . . . . . . . . . . .           34,000
   1,500   Xpedite Systems, Inc. * . . . . . . . . . . . . . .           45,750
                                                                  -------------
                                                                        397,673
                                                                  -------------

           COMPUTER SOFTWARE                             7.7%
   1,000   Datastream Systems, Inc. *  . . . . . . . . . . . .           31,000
   2,000   Elcom International, Inc. * . . . . . . . . . . . .           14,000
   1,000   Hyperion Software Corp. * . . . . . . . . . . . . .           35,750
   2,000   Infinity Financial Tech., Inc. *  . . . . . . . . .           41,875

                                        11

   3,500   Intersolv, Inc. * . . . . . . . . . . . . . . . . .           70,875
   2,000   Int'l Microcomputer Software  . . . . . . . . . . .           28,250
   1,000   Legato Systems, Inc. *  . . . . . . . . . . . . . .           44,000
   2,300   Lightbridge, Inc. * . . . . . . . . . . . . . . . .           43,700
   1,000   Mercury Interactive Corp. * . . . . . . . . . . . .           26,750
     500   Remedy Corp. *  . . . . . . . . . . . . . . . . . .           10,500
                                                                  -------------
                                                                        346,700
                                                                  -------------

           ENERGY                                        4.8%
   1,100   Cliffs Drilling Co. * . . . . . . . . . . . . . . .           54,863
   2,500   Evergreen Resources, Inc. * . . . . . . . . . . . .           38,750
   1,600   Global Marine Inc. *  . . . . . . . . . . . . . . .           39,200
     900   Noble Drilling Corp. *  . . . . . . . . . . . . . .           27,563
   1,800   Trico Marine Services, Inc. * . . . . . . . . . . .           52,875
                                                                  -------------
                                                                        213,251
                                                                  -------------

           FOOD & BEVERAGE                               0.8%
   1,000   Pepsico, Inc. . . . . . . . . . . . . . . . . . . .           36,438
                                                                  -------------

           HEALTHCARE                                    2.8%
   1,500   American Oncology Resources * . . . . . . . . . . .           24,000
   2,000   Intensiva Healthcare Corp. *  . . . . . . . . . . .           15,000
   2,500   Pharmerica, Inc. *  . . . . . . . . . . . . . . . .           25,938
   1,060   Safeskin Corp.  . . . . . . . . . . . . . . . . . .           60,155
                                                                  -------------
                                                                        125,093
                                                                  -------------

           HOUSING                                       2.6%
     120   Continental Homes Holding Corp. . . . . . . . . . .            4,830
   3,500   D.R. Horton, Inc. . . . . . . . . . . . . . . . . .           60,813
   1,500   Oakwood Homes Corp. . . . . . . . . . . . . . . . .           49,781
                                                                  -------------
                                                                        115,424
                                                                  -------------

           LEISURE                                       3.7%
     721   Cendant Corp. * . . . . . . . . . . . . . . . . . .           24,781
   1,600   DM Management Company * . . . . . . . . . . . . . .           25,000
   1,000   Equity Marketing, Inc. *  . . . . . . . . . . . . .           25,000
   3,600   Grand Casinos, Inc. * . . . . . . . . . . . . . . .           49,050
   3,000   Suburban Lodges of America *  . . . . . . . . . . .           39,937
                                                                  -------------
                                                                        163,768
                                                                  -------------

           POLLUTION CONTROL                             1.9%
   1,500   KTI, Inc. . . . . . . . . . . . . . . . . . . . . .           24,563
   4,000   Stericycle, Inc. *  . . . . . . . . . . . . . . . .           58,500
                                                                  -------------
                                                                         83,063
                                                                  -------------

           RESTAURANTS                                  14.9%
     600   Dave & Buster's Inc.  . . . . . . . . . . . . . . .           13,500
   3,000   Fresh America Corp. * . . . . . . . . . . . . . . .           57,750
   6,000   Friendly Ice Cream Corp. *  . . . . . . . . . . . .           69,750
   2,000   Garden Fresh Restaurant Corp. * . . . . . . . . . .           28,750
   2,900   Landry's Seafood Restaurant * . . . . . . . . . . .           69,600
   2,500   Morton's Restaurant Group Inc. *  . . . . . . . . .           50,625
  15,375   New York Restaurant Group *** . . . . . . . . . . .          148,368
   1,000   Papa John's Intl. Inc. *  . . . . . . . . . . . . .           34,875
   3,000   PJ America, Inc. *  . . . . . . . . . . . . . . . .           45,000
   1,000   Rainforest Cafe, Inc. * . . . . . . . . . . . . . .           33,000
   3,000   Showbiz Pizza Time  * . . . . . . . . . . . . . . .           69,000
   2,000   Total Entertainment Restaurant *. . . . . . . . . .            9,125
   2,000   Unique Casual Restaurant, Inc. *  . . . . . . . . .           14,000

                                        12

   6,000   Wall Street Deli, Inc. *  . . . . . . . . . . . . .           20,250
                                                                  -------------
                                                                        663,593
                                                                  -------------

           RESTAURANT EQUIPMENT                          2.5%
  15,200   Turbochef, Inc. * . . . . . . . . . . . . . . . . .          110,200
                                                                  -------------

           RETAIL                                        7.4%
     700   Borders Group Inc.* . . . . . . . . . . . . . . . .           21,918
     500   Central Garden & Pet Co. *  . . . . . . . . . . . .           13,125
   2,000   Gymboree *  . . . . . . . . . . . . . . . . . . . .           54,750
   2,500   Hot Topic, Inc. * . . . . . . . . . . . . . . . . .           56,875
   2,500   Party City Corp. *  . . . . . . . . . . . . . . . .           80,625
   3,500   Travis Boats & Motors Inc. *  . . . . . . . . . . .           84,437
   5,000   US Home & Garden, Inc. *  . . . . . . . . . . . . .           20,625
                                                                  -------------
                                                                        332,355
                                                                  -------------

           SERVICES                                      8.6%
   1,200   Accustaff, Inc. * . . . . . . . . . . . . . . . . .           27,600
     500   Corestaff Inc. *  . . . . . . . . . . . . . . . . .           13,250
   2,200   Detection Systems Inc. *  . . . . . . . . . . . . .           30,663
   6,000   Forensic Technologies Intl. * . . . . . . . . . . .           75,000
   3,000   Labor Ready, Inc. . . . . . . . . . . . . . . . . .           57,750
   1,000   Meta Group, Inc. *  . . . . . . . . . . . . . . . .           22,000
   1,000   Personnel Group of America Inc. * . . . . . . . . .           33,000
   1,700   Prepaid Legal Services, Inc. *  . . . . . . . . . .           58,119
   1,000   Service Experts, Inc. * . . . . . . . . . . . . . .           28,625
   2,000   SOS Staffing Svcs. Inc. * . . . . . . . . . . . . .           37,750
                                                                  -------------
                                                                        383,757
                                                                  -------------

           TECHNOLOGY                                    7.9%
   1,500   CMC Industries, Inc. *  . . . . . . . . . . . . . .            8,813
   1,750   Compaq Computer * . . . . . . . . . . . . . . . . .           98,766
   1,500   Dell Computer Corp. * . . . . . . . . . . . . . . .          126,000
   2,000   Intel Corp. - Warrants  . . . . . . . . . . . . . .           98,937
   5,000   Marine Management Systems - Warrants  . . . . . . .            1,562
   2,000   Object Design, Inc. * . . . . . . . . . . . . . . .           16,750
                                                                  -------------
                                                                        350,828
                                                                  -------------

           TRANSPORTATION                                3.4%
   2,000   Dynamex, Inc. * . . . . . . . . . . . . . . . . . .           22,500
   1,000   Kellstrom Industries, Inc. *  . . . . . . . . . . .           24,750
   2,000   Smithway Motor Express *  . . . . . . . . . . . . .           26,000
  12,500   Transit Group, Inc. * . . . . . . . . . . . . . . .           79,688
                                                                  -------------
                                                                        152,938
                                                                  -------------

TOTAL INVESTMENTS (COST  $3,928,673) **                 94.2%         4,205,105
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (Net)                       5.8%           258,426
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $4,463,531
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES
*** PRIVATE PLACEMENT/ILLIQUID SECURITY AND FAIR VALUE BY MANAGEMENT

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                          THE INTERNATIONAL GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997


                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------

           COMMON STOCKS                                94.9%
           DENMARK                                       0.2%
     250   Inwear Group. . . . . . . . . . . . . . . . . . . .           $7,735
                                                                  -------------

           ENGLAND                                      21.2%
  10,000   JBA Holdings PLC. . . . . . . . . . . . . . . . . .          170,108
  60,000   McBride PLC . . . . . . . . . . . . . . . . . . . .          174,545
  30,000   Regent Inns PLC . . . . . . . . . . . . . . . . . .          161,233
  45,200   Victrex PLC . . . . . . . . . . . . . . . . . . . .          174,578
                                                                  -------------
                                                                        680,464
                                                                  -------------

           FINLAND                                       0.1%
     250   Benefon OY  . . . . . . . . . . . . . . . . . . . .            2,848
                                                                  -------------

           FRANCE                                        3.5%
     875   Atos  . . . . . . . . . . . . . . . . . . . . . . .          112,818
                                                                  -------------

           HONG KONG                                     7.9%
 512,750   Lung Kee (Bermuda) Holdings . . . . . . . . . . . .          138,957
 413,000   Sinocan Holdings Limited  . . . . . . . . . . . . .          114,589
                                                                  -------------
                                                                        253,546
                                                                  -------------

           INDONESIA                                     1.0%
 180,000   Davomas Abadi-Foreign . . . . . . . . . . . . . . .           32,727
                                                                  -------------

           JAPAN                                         4.9%
  12,500   Justsystem Corporation *. . . . . . . . . . . . . .          158,010
                                                                  -------------

           NORWAY                                        6.8%
  20,000   Norsk Lotteridrift ASA *  . . . . . . . . . . . . .           81,236
  15,500   Radio P4. . . . . . . . . . . . . . . . . . . . . .          136,410
                                                                  -------------
                                                                        217,646
                                                                  -------------

           PORTUGAL                                      4.9%
   5,350   Investec-Consultoria Intl. *  . . . . . . . . . . .          158,421
                                                                  -------------

           SINGAPORE                                     4.1%
 127,000   Electronic Resources, LTD . . . . . . . . . . . . .          129,153
                                                                  -------------
                                        14


           SWEDEN                                       12.9%
   8,200   Investment AB Bure. . . . . . . . . . . . . . . . .          107,924
  11,500   IRO AB  . . . . . . . . . . . . . . . . . . . . . .          168,012
  10,600   Nobel Biocare AB  . . . . . . . . . . . . . . . . .          138,843
                                                                  -------------
                                                                        414,779
                                                                  -------------

           SWITZERLAND                                  13.3%
     685   Publicitas Holding SA-R . . . . . . . . . . . . . .          149,539
   1,100   Selecta Group-Reg * . . . . . . . . . . . . . . . .          147,545
      95   Stratec Holding AB. . . . . . . . . . . . . . . . .          127,425
                                                                  -------------
                                                                        424,509
                                                                  -------------

           UNITED STATES                                14.1%
   6,400   Fila Holdings SPA - ADR . . . . . . . . . . . . . .          128,800
   5,000   Pfeiffer Vacuum Tech.- ADR *. . . . . . . . . . . .          140,313
  11,500   Physio-Control Intl. Corp. *  . . . . . . . . . . .          182,563
                                                                  -------------
                                                                        451,676
                                                                  -------------

TOTAL INVESTMENTS (COST $3,320,007) **                  94.9%         3,044,332
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                       5.1%           162,670
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $3,207,002
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                        THE GLOBAL STRATEGIC INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997



                                                                     VALUE
FACE VALUE                                                          (NOTE 1)
----------                                                          --------

               UNITED STATES DOLLAR BONDS                  37.0%
     50,000    U.S. Treasury Bond
                 7.625%  due 2/15/25 . . . . . . . . . . . . . .        $60,687
    170,000    U.S. Treasury Bond
                 6.50% due 11/15/26  . . . . . . . . . . . . . .        181,528
     80,000    U.S. Treasury Note
                 6.250% due 2/15/07  . . . . . . . . . . . . . .         82,600
    110,000    U.S. Treasury Note
                 6.625% due 5/15/07  . . . . . . . . . . . . . .        116,496
     50,000    U.S. Treasury Note
                 6.125% due 8/15/07  . . . . . . . . . . . . . .         51,406
    230,000    U.S. Treasury Note
                 5.875% due 9/30/02  . . . . . . . . . . . . . .        231,437
    110,000    U.S. Treasury Note
                 5.750% due 10/31/02 . . . . . . . . . . . . . .        110,171
    110,000    U.S. Treasury Note
                 5.750% due 11/30/02 . . . . . . . . . . . . . .        110,139
     50,000    U.S. Treasury Note
                 7.000% due 7/15/06  . . . . . . . . . . . . . .         54,000
                                                                  -------------
                                                                        998,464
                                                                  -------------

               ITALIAN LIRA BOND                            4.8%
190,000,000    Italy BTPS
                 8.750%  due 7/1/06  . . . . . . . . . . . . . .        129,960
                                                                  -------------

               GERMAN DEUTSCHE MARK BOND                   27.2%
  1,120,000    Deutschland Republic
                 7.375%  due 1/3/05  . . . . . . . . . . . . . .        703,689
     50,000    Deutschland Republic
                 6.500%  due 7/04/27 . . . . . . . . . . . . . .         30,122
                                                                  -------------
                                                                        733,811
                                                                  -------------

               JAPANESE YEN BOND . . . . . . . . . . . . . .7.5%
 24,400,000    JAPAN - 184 (10 Year Issue)
                 2.900%  due 12/20/05  . . . . . . . . . . . . .        203,496
                                                                  -------------

               BRITISH POUND BOND                           6.5%
    100,000    United Kingdom Treasury
                 7.250%  due 12/07/07  . . . . . . . . . . . . .        176,213
                                                                  -------------

TOTAL INVESTMENTS (COST  $2,219,986) **            83.0%           2,241,944
OTHER ASSETS AND LIABILITIES (NET)                 17.0%              457,994
NET ASSETS                                        100.0%          $2,699,938
----------------------------------------------------------------------------

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                   CONTRACT          MARKET
                                                    VALUE            VALUE
FACE VALUE                                          DATE            (NOTE 1)
----------                                          ----            --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
    30,000     Australian Dollar  . . . . . .  02/25/98          $   19,509
    20,000     British Pound. . . . . . . . .  02/25/98              32,783
   105,406     Canadian Dollar. . . . . . . .  02/25/98              73,886
   200,000     Finnish Markka . . . . . . . .  02/25/98              36,819
   400,000     French Franc . . . . . . . . .  02/25/98              66,678
    28,896     German Deutsche. . . . . . . .  02/25/98              16,115
    70,000     German Deutsche. . . . . . . .  02/25/98              39,037
    30,000     German Deutsche. . . . . . . .  02/25/98              16,730
    70,000     German Deutsche. . . . . . . .  02/25/98              39,037
    20,926     German Deutsche. . . . . . . .  02/25/98              11,670
   146,906     German Deutsche. . . . . . . .  02/25/98              81,926
    40,000     German Deutsche. . . . . . . .  02/25/98              22,307
 1,441,390     Japanese Yen . . . . . . . . .  02/25/98              11,133
 5,029,500     Japanese Yen . . . . . . . . .  02/25/98              38,846
 7,165,490     Japanese Yen . . . . . . . . .  02/25/98              55,343
 1,440,400     Japanese Yen . . . . . . . . .  02/25/98              11,125
 5,747,760     Japanese Yen . . . . . . . . .  02/25/98              44,394
26,753,726     Japanese Yen . . . . . . . . .  02/25/98             206,636
14,241,693     Japanese Yen . . . . . . . . .  02/25/98             109,998
12,258,500     Spanish Peseta . . . . . . . .  02/25/98              80,580
   500,000     Swedish Krona. . . . . . . . .  02/25/98              63,072
---------------------------------------------------------------------------
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $1,119,232) **                                  $1,077,624
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                   CONTRACT          MARKET
                                                    VALUE            VALUE
FACE VALUE                                          DATE            (NOTE 1)
----------                                          ----            --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
     50,000    British Pound . . . . . . . . .    02/25/98           81,957
     70,688    German Deutsche . . . . . . . .    02/25/98           39,421
     70,000    German Deutsche . . . . . . . .    02/25/98           39,037
     80,000    German Deutsche . . . . . . . .    02/25/98           44,614
    100,000    German Deutsche . . . . . . . .    02/25/98           55,767
     20,000    German Deutsche . . . . . . . .    02/25/98           11,154
     20,000    German Deutsche . . . . . . . .    02/25/98           11,154

                                        18

     86,113    German Deutsche . . . . . . . .    02/25/98           48,023
    224,034    German Deutsche . . . . . . . .    02/25/98          124,939
130,452,090    Italian Lira. . . . . . . . . .    02/25/98           73,717
  5,117,420    Japanese Yen. . . . . . . . . .    02/25/98           39,525
  5,117,280    Japanese Yen. . . . . . . . . .    02/25/98           39,524
  2,181,000    Japanese Yen. . . . . . . . . .    02/25/98           16,845
  2,908,260    Japanese Yen. . . . . . . . . .    02/25/98           22,462
     50,000    Swiss Franc . . . . . . . . . .    02/25/98           34,443
---------------------------------------------------------------------------
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $701,879) **                                      $682,582
---------------------------------------------------------------------------
---------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                THE PALLADIAN TRUST
                     THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997

                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------
           COMMON STOCKS                                 74.1%
           CANADA                                         0.5%
     500   British Columbia Telecomm . . . . . . . . . . . . .          $15,568
                                                                   ------------

           FOREIGN                                        0.3%
     500   Havas S.A. Spons, ADR . . . . . . . . . . . . . . .            8,997
                                                                   ------------

           UNITED STATES                                 73.3%
           BROADCASTING, MEDIA, PRODUCTION & RADIO       17.6%
   2,500   Ackerly Communications  . . . . . . . . . . . . . .           42,344
   1,000   Granite Broadcasting Corp - Conv. Pref. . . . . . .           48,500
     500   Kingworld Productions, Inc. . . . . . . . . . . . .           28,875
     500   Lee Enterprises . . . . . . . . . . . . . . . . . .           14,782
   3,000   Lin Television Corp. *  . . . . . . . . . . . . . .          163,500
   2,500   Media General, Inc. - Class A . . . . . . . . . . .          104,531
   1,000   Time Warner, Inc. . . . . . . . . . . . . . . . . .           62,000
     600   United Television, Inc.   . . . . . . . . . . . . .           62,325
                                                                   ------------
                                                                        526,857
                                                                   ------------
           CABLE                                         17.9%
   2,000   BET Holdings Inc. Class A * . . . . . . . . . . . .          109,250
   1,000   Cablevision Systems Corp. * . . . . . . . . . . . .           95,750
   1,500   Century Communications *  . . . . . . . . . . . . .           14,626
   1,000   Home Shopping Network, Inc. * . . . . . . . . . . .           51,500
   2,000   Tele-Communications, Inc. . . . . . . . . . . . . .           55,875
   1,000   United International Holding, Class A * . . . . . .           11,500
   2,000   US West Media Group * . . . . . . . . . . . . . . .           57,750
   3,500   Viacom Inc Class A *  . . . . . . . . . . . . . . .          143,063
                                                                   ------------
                                                                        539,314
                                                                   ------------
           COMMUNICATION SERVICES                         1.8%
     500   Comsat Corp.  . . . . . . . . . . . . . . . . . . .           12,125
   2,000   Loral Space & Communiation *  . . . . . . . . . . .           42,875
                                                                   ------------
                                                                         55,000
                                                                   ------------
           DIVERSIFIED                                    0.9%
     300   Sony Corp., ADR . . . . . . . . . . . . . . . . . .           27,225
                                                                   ------------

           ENTERTAINMENT                                  4.0%
   5,000   Ascent Entertainment Group *  . . . . . . . . . . .           51,875
     500   ITT Corp. * . . . . . . . . . . . . . . . . . . . .           41,438
   1,000   Telecom-TCI Ventures *  . . . . . . . . . . . . . .           28,312
                                                                   ------------
                                                                        121,625
                                                                   ------------
                                        20


           INTERNET                                       0.4%
     500   AT Home Corp. * . . . . . . . . . . . . . . . . . .           12,563
                                                                   ------------

           MISCELLANEOUS                                  7.2%
   1,500   American Radio Systems Corp. *  . . . . . . . . . .           79,969
   3,000   Liberty Media Group, Class A. . . . . . . . . . . .          108,750
   2,000   Shared Tech. Fairchid, Inc. * . . . . . . . . . . .           29,250
                                                                   ------------
                                                                        217,969

           TELECOMMUNICATIONS                            22.8%
   1,000   Cable & Wireless PLC - ADR  . . . . . . . . . . . .           27,187
   1,000   Century Telephone Enterprises . . . . . . . . . . .           49,812
     500   Chris-Craft Industries, Inc. *  . . . . . . . . . .           26,156
   5,000   Citizens Utilities, Class B * . . . . . . . . . . .           48,125
   1,000   Citizens Utilities, Preferred 5% CV . . . . . . . .           47,750
   1,000   Frontier Corporation  . . . . . . . . . . . . . . .           24,062
   6,000   GST Telecommunications *  . . . . . . . . . . . . .           71,250
   2,000   MCI Communications Corp.  . . . . . . . . . . . . .           85,625
   1,600   So. New England Telecomm. . . . . . . . . . . . . .           80,500
   3,000   Sprint  . . . . . . . . . . . . . . . . . . . . . .          134,250
   2,000   Telephone Data Systems  . . . . . . . . . . . . . .           93,125
                                                                   ------------
                                                                        687,842

           WIRELESS COMMUNICATIONS                        0.7%
   2,500   Price Communcations * . . . . . . . . . . . . . . .           21,405
                                                                   ------------

TOTAL INVESTMENTS (COST $1,836,313) **                   74.1%        2,234,365
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                       25.9%          782,076
-------------------------------------------------------------------------------
NET ASSETS                                               100.0%      $3,016,441
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Palladian Trust

Notes to Financial Statements

1.   ORGANIZATION

The Palladian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company organized as a Massachusetts business trust. The Trust is comprised of five portfolios: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm Portfolio (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) advisers to the Portfolios and their affiliates.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by, or under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material to the investment.

At December 31, 1997, $148,368 or 3.3% of net assets of the Growth Portfolio were valued by management under the direction of the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency transactions. Unrealized gains and losses of securities, which result from changes in forward currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolios and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade is included in realized gain/(loss) from investment securities sold.

FORWARD FOREIGN CURRENCY CONTRACTS. All portfolios may enter into forward foreign currency contracts. Foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price.
The Portfolios may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolios' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Portfolios have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Portfolios have acquired or hedged through currency contracts at December 31, 1997. Forward foreign currency contracts that have been offset with different counterparties are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Portfolios' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed or delivery is taken, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FEDERAL INCOME TAXES. Each Portfolio of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Portfolio of the Trust, has complied and intends to continue to comply with the provisions of Sub Chapter M of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all federal income taxes.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid quarterly for all portfolios. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Palladian Advisors, Inc. ("PAI") or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after taking into account any prior redemptions of the Initial Shares of the Portfolio.

During the year ended December 31, 1997, all of the Initial Shares of the Global Strategic Income Portfolio were withdrawn. Accordingly, the proceeds paid upon withdrawal were reduced by the unamortized organization expenses of $16,710.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust.

3. MANAGER, PORTFOLIO ADVISOR, PORTFOLIO MANAGERS, ADMINISTRATION FEES AND OTHER TRANSACTIONS.

PAI provided general supervision over the Trust, recommended investment advisors to serve as portfolio managers, assessed their performance and made periodic reports to the Trust. In performing these responsibilities, PAI relies upon Tremont Partners, Inc. as Portfolio Advisor. PAI, not the Trust, paid the fees of the Portfolio Advisor.

The Trust and PAI entered into portfolio management agreements with various Portfolio Managers. The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. serves as the Portfolio Manager for The Value Portfolio and The Global Interactive/Telecomm Portfolio; Stonehill Capital Management, Inc. serves as the Portfolio Manager of The Growth Portfolio; Bee & Associates Incorporated serves as the Portfolio Manager of The International Growth Portfolio, and Fischer Francis Trees & Watts serves as the Portfolio Manager of The Global

Strategic Income Portfolio. Subsequent to December 31, 1997 Fischer Francis Trees & Watts submitted its resignation as Portfolio Manager (see note 10).

Investors Bank & Trust Company provides transfer agency, portfolio accounting and custody services for the Trust. The transfer agency and portfolio accounting fees are the greater of $40,000 or .05% of net assets for the first $600 million and .03% of the net assets in excess of $600 million. Custody fees are separated between domestic and global.

Western Capital Financial Group, Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Trust. The Distributor does not currently charge any fees for serving in this capacity.

Certain officers of the Trust were also officers of PAI and the Distributor.

Mario J. Gabelli, together with certain affiliated entities, owns a majority interest in the parent company of Tremont. The individual is also an officer of GAMCO Investors, Inc. selected by Tremont to provide investment advisory services to two Portfolios of the Trust.

An officer and sole shareholder of the Distributor is also an officer of PAI, and a trustee and officer of the Trust. Certain officers of PAI were also trustees and officers of the Trust.

The Value Portfolio and The Global Interactive/Telecomm Portfolio placed a significant portion of their portfolio transactions through Gabelli & Co., an affiliated entity of both portfolios and the Sub-Advisor, GAMCO Investors, Inc. Total commissions paid to Gabelli & Co. were as follows:


     Portfolio                          1997           1996
     ---------                          ----           ----
     Value                              $16,396        $4,896
     Global Interactive / Telecomm      $4,568         $3,200

4.   MANAGEMENT FEES

Each Portfolio paid an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. For the first twelve months of operations, the management fee was .80% of average net assets.

Each Portfolio began paying at the end of each month starting on February 1, 1997 for the Value Portfolio, Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm ) and on March 26, 1997 for the International Growth Portfolio, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee will equal one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance. Each Portfolio Manager has received 80% of the fee, and PAI has received the remaining 20%. PAI was responsible for paying the fee of Tremont, which equals 32.5% of the fee received by PAI. Effective at the close of business on February 11, 1998 the management agreement between PAI and the Trust was terminated (see note 10).

No Incentive Fee will be paid if the Portfolio's performance equals the targeted performance -- selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance is 5.25 percentage points higher than the target (i.e., 7.5 percentage points higher than the selected benchmark index). No fee will be paid if performance is 5.25 percentage points lower than the target (i.e., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various performance levels.



PERCENTAGE POINT DIFFERENCE BETWEEN ACTUAL PERFORMANCE OF THE PORTFOLIO
(NET OF EXPENSES INCLUDING BASIC FEE AND INCENTIVE FEE) AND THE                                               TOTAL
% CHANGE IN THE SELECTED BENCHMARK INDEX FOR THE PERIOD                    BASIC FEE (%)  INCENTIVE FEE (%)   ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------

+7.5 or greater                                                                2.0             2.0                 4.0
+6.0 or greater, but less than +7.5                                            2.0             1.5                 3.5
+4.5 or greater, but less than +6.0                                            2.0             1.0                 3.0
+3.0 or greater, but less than +4.5                                            2.0             0.5                 2.5
+1.5 or greater, but less than +3.0                                            2.0             0.0                 2.0
 0.0 or greater, but less than +1.5                                            2.0             -0.5                1.5
-1.5 or greater, but less than 0.0                                             2.0             -1.0                1.0
-3.0 or greater, but less than -1.5                                            2.0             -1.5                0.5
Less than -3.0                                                                 2.0             -2.0                0.0
--------------------------------------------------------------------------------------------------------------------------


MAXIMUM FEE IF PERFORMANCE IS NEGATIVE. Notwithstanding the above schedule, if the absolute performance of a Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If a Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

5.   PORTFOLIO MANAGER INVESTMENT

Each Portfolio Manager has contractually agreed that it or an affiliate (either directly or through a qualified plan) will invest a minimum total of $1 million in the Portfolio or Portfolios it manages. The Portfolio Manager for the Global Strategic Income Portfolio made the investment shortly after the Portfolio commenced operations. The Portfolio Managers for the International Growth Portfolio (Bee & Associates Incorporated) and the Growth Portfolio (Stonehill Capital Management, Inc.) have each agreed that it or its principals will make the investment (directly or through qualified plans) when that Portfolio reaches $10 million in total assets. Since GAMCO

Investors, Inc. manages both the Value Portfolio and the Global Interactive/Telecomm Portfolio, it agreed to invest $500,000 in each Portfolio. GAMCO Investors, Inc. made those investments shortly after the Portfolios commenced operations. Although a Portfolio Manager is permitted by law to sell its shares at any time, each Portfolio Manager currently intends to maintain that investment as long as it manages the Portfolio.


Subsequent to year-end the Portfolio Manager of the Global Strategic Income Portfolio withdrew their investment. See note 9 for further information.


6. PURCHASES AND SALES OF SECURITIES. The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, were as follows for the periods ended:



     DECEMBER 31, 1997
     Portfolio                          Purchases             Sales
     ---------                          ---------             -----
     Value                              $7,425,131          $3,913,037
     Growth                              7,952,647           3,760,971
     International Growth                3,417,583             147,526
     Global Strategic Income            10,884,962           9,451,882
     Global Telecomm / Interactive       2,420,919           1,127,581


     DECEMBER 31, 1996
     Portfolio                          Purchases             Sales
     ---------                          ---------             -----
     Value                              $1,108,875            $506,966
     Growth                                945,895             834,937
     International Growth                  104,657              54,690
     Global Strategic Income             2,038,929           1,668,243
     Global Telecomm / Interactive         758,380             360,983


The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, were as follows for the periods ended:



     DECEMBER 31, 1997
     Portfolio                     Purchases            Sales
     ---------                     ---------            -----
     Global Strategic Income       $4,348,221          $3,832,734


     DECEMBER 31, 1996
     Portfolio                     Purchases            Sales
     ---------                     ---------            -----
     Global Strategic Income         $451,688            --

The aggregate gross unrealized appreciated, aggregate gross unrealized depreciated, net unrealized appreciated (depreciated), and cost of all securities as computed on Federal income tax basis, each portfolio for the periods as follows:



     DECEMBER 31, 1997
     Portfolio                       Appreciation        (Depreciation)
     ---------                       ------------        --------------
     Value                            $676,695             ($129,814)
     Growth                            483,840              (215,813)
     International Growth              168,211              (445,362)
     Global Strategic Income            33,218               (11,259)
     Global Telecomm / Interactive     418,760               (20,707)


7. SHARES OF BENEFICIAL INTEREST. Each Portfolio of the Trust may issue an unlimited number of shares of beneficial interest without par value.



VALUE PORTFOLIO                                   SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................  432,360        $5,547,192
 Issued as reinvestment of dividends ...........   30,421           410,683
 Redeemed.......................................  (57,726)         (783,685)
                                                  -------        ----------
 Net Increase...................................  405,055        $5,174,190
                                                  -------        ----------
                                                  -------        ----------
 For the period ended:  December 31, 1996

 Sold..........................................   77,424         $783,945
 Issued as reinvestment of dividends...........    4,552           49,532
 Redeemed......................................     (215)          (2,310)
                                                  ------         --------
 Net Increase..................................   81,761         $831,167
                                                  ------         --------
                                                  ------         --------


GROWTH PORTFOLIO                                  SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold..........................................   391,597        $4,843,510
 Issued as reinvestment of dividends...........         0                 0
 Redeemed......................................   (31,707)         (418,247)
                                                  -------        ----------
 Net Increase..................................   359,890        $4,425,263
                                                  -------        ----------
                                                  -------        ----------

 For the period ended:  December 31, 1996

 Sold..........................................    15,062          $140,698
 Issued as reinvestment of dividends...........         0                 0

                                       28

 Redeemed......................................    (2,372)          (24,370)
                                                  -------          --------
 Net Increase..................................    12,690          $116,328
                                                  -------          --------
                                                  -------          --------



INTERNATIONAL GROWTH PORTFOLIO                    SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................   347,778     $3,686,977
 Issued as reinvestment of dividends............     2,452         23,812
 Redeemed.......................................   (29,718)      (318,355)
                                                  --------      ---------
 Net Increase...................................   320,512     $3,392,434
                                                  --------     ----------
                                                  --------     ----------

 For the period ended:  December 31, 1996

 Sold...........................................     9,266        $83,446
 Issued as reinvestment of dividends............       164          1,702
 Redeemed.......................................      (999)        (7,748)
                                                     -----        -------
 Net Increase ..................................     8,431        $77,400
                                                     -----        -------
                                                     -----        -------


GLOBAL STRATEGIC INCOME PORTFOLIO                 SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997
 Sold...........................................   181,202     $1,772,206
 Issued as reinvestment of dividends ...........     4,292         42,408
 Redeemed.......................................   (23,111)      (229,024)
                                                  --------     ----------
 Net Increase...................................   162,383     $1,585,590
                                                  --------     ----------
                                                  --------     ----------

 For the period ended:  December 31, 1996

 Sold...........................................   140,820     $1,387,995
 Issued as reinvestment of dividends............       711          7,098
 Redeemed.......................................   (35,612)      (333,700)
                                                  --------     ----------
 Net Increase...................................   105,919     $1,061,393
                                                  --------     ----------
                                                  --------     ----------


GLOBAL INTERACTIVE/TELECOMM PORTFOLIO             SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................   174,816     $2,115,492
 Issued as reinvestment of dividends............    11,406        151,815
 Redeemed.......................................   (19,211)      (240,205)
                                                  --------     ----------
 Net Increase...................................   167,011     $2,027,102
                                                  --------     ----------
                                                  --------     ----------

 For the period ended:  December 31, 1996

                                       29

 Sold...........................................    58,734       $586,289
 Issued as reinvestment of dividends............       288          2,886
 Redeemed.......................................      (608)        (5,723)
                                                    ------       --------
 Net Increase...................................    58,414       $583,452
                                                    ------       --------
                                                    ------       --------


8.   CAPITAL LOSS CARRY FORWARD.


At December 31, 1997, the Portfolios had capital loss carry forwards.



     Portfolio                Amount    Expiration
     ---------                ------    ----------
     Growth                   $4,913      2004
                              75,969      2005
     International Growth     $5,735      2005


9.   CAPITAL INFUSION.


On September 24, 1996 PAI agreed to voluntarily contribute capital to each of Portfolios as follows:



     Portfolio                                    Amount
     ---------                                    ------
     Value                                        $51,906
     Growth                                        49,231
     International Growth                          34,947
     Global Strategic Income                       52,077
     Global Interactive / Telecomm                 40,662
                                                 --------
                                                 $228,823


The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations set forth above from the period from the inception of the Portfolios to September 10, 1996. PAI received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase to paid capital for each Portfolio. PAI made the contribution on January 31, 1997.


10.  SUBSEQUENT EVENTS


EXPENSE LIMITATIONS. Under terms approved by the Board of Trustees of the Portfolios, PAI agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (i.e. expenses other than management fees) from September 11, 1996 through December 31, 1997 exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. Thereafter through December 31, 1999, the Portfolios were required to reimburse PAI for these expenses, provided that average net assets had grown or expenses had declined sufficiently to allow reimbursement without causing the portfolios' ratio of non-management fee expenses to average net assets to exceed the specified rates above. The fees waived and expense subject to reimbursement by PAI for each Portfolio were as follows:



                                                                   Expense
                         Expense               Expense             Reimbursement
                         Reimbursement         Reimbursement       since
                         for the period ended  for the year ended  Commencement
Portfolio                December 31, 1996     December 31, 1997   of Operations
---------                -----------------     -----------------   -------------
Value                      40,166                  123,916             $164,082
Growth                     26,018                  108,474              134,492
International Growth       23,053                   84,536              107,589
Global Strategic Income    46,749                   95,354              142,103
Global Interactive/
Telecomm                   33,568                   81,113              114,681



                         Waived Advisor fees
                         or cash payment made
                         by the Advisor for            Due From
                         the year ended                Advisor at
Portfolio                December 31, 1997             December 31, 1997
---------                -----------------             -----------------
Value                      17,572                          146,510
Growth                     10,961                          123,531
International Growth       10,721                           96,868
Global Strategic Income    20,343                          121,760
Global Interactive/
Telecomm                   15,354                           99,327


Through December 31, 1997, PAI had waived its fees or made cash payments to reimburse expenses for the amounts due to the Portfolios as follows: Value Portfolio, $17,572; Growth Portfolio, $10,961; International Growth Portfolio, $10,721; Global Strategic Income Portfolio, $20,343; Global/Telecomm Portfolio, $15,354. No other payments were made by PAI to the Portfolios.


At the request of the Board of Trustees, PAI had committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best interests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group includes Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), the issuer of a variable annuity contract utilizing the Portfolios as investment options, certain principals of PAI and entities selling the variable contracts.

On January 28, 1998, the Payment Group paid the Portfolios the following amounts due under the expense limitation arrangement: Value Portfolio, $128,362; Growth Portfolio, $114,448; International Growth Portfolio, $89,895; Global Strategic Income Portfolio, $103,436; Global Interactive/Telecomm Portfolio, $88,983. The remaining amounts due to the portfolios will paid in March 1998 by Allmerica Financial. Accordingly, the Trust will be fully reimbursed for amounts owed under the expense limitation arrangement.


Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, any fees provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above). This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.


MANAGEMENT CHANGES. In light of the inability of PAI to pay the Trust certain amounts due under the expense reimbursement arrangement described above, the Board of Trustees and PAI agreed to a termination of PAI's Management Agreement with the Trust, effective at the close of business on February 11, 1998. Effective February 12, 1998, Allmerica Investment Management Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust.


AIMCO is registered with the Securities and Exchange Commission as an investment adviser. AIMCO is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for its variable contracts, Allmerica Financial and First Allmerica Financial Life Insurance Company.


As Manager, AIMCO serves as overall investment adviser to the Trust. AIMCO is currently responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. Advisory fees remain the same as described in Note 4.


AIMCO's advisory agreement will remain in effect past June 11, 1998, only if approved by shareholders. The Board of Trustees, Allmerica Financial, AIMCO and the other members of the Payment Group are considering whether additional management changes should be made in the long-term. The Board of Trustees expects that, near term, it will determine whether to seek shareholder approval of the current AIMCO agreement, or another advisory agreement with AIMCO or another adviser, or whether it will propose other approaches.


PORTFOLIO ADVISOR. Effective February 12, 1998, Tremont Partners, Inc. ("Tremont" or the "Portfolio Advisor"), no longer serves as Portfolio Advisor to the Trust. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees have not changed.


PORTFOLIO MANAGER. Fischer Francis Trees & Watts, Inc. ("Fischer Francis") has submitted its resignation as Portfolio Manager of the Global Strategic Income Portfolio. It is expected that the resignation will be effective on or about April 4, 1998. Fischer Francis has withdrawn its $1 million investment in the Portfolio. The Trust and AIMCO are considering seeking a new Portfolio Manager or winding down the operations of this Portfolio through a merger, substitutions or other approach. If at any time there is no Portfolio Manager in place for any Portfolio, under the current advisory agreement, the Manager or an affiliate would be responsible for managing that Portfolio.

EXPENSE LIMITATIONS FOR 1998 EXPENSES. Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (i.e., expenses other than management fees) exceed the following expense limitation (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%, Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. For the three global or international Portfolios, the expense limitation for 1998 is the same percentage (1.20%) as the 1997 limitation. For the Value and Growth Portfolios, the 1998 limitation is 1.00% rather than the 0.70% 1997 limitation. Allmerica Financial has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjustment to be made not later than January 15, 1999). Allmerica Financial, if agreed to by the Board, may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica Financial voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469; Growth Portfolio, $10,350; International Growth Portfolio, $7,723; Global Strategic Income Portfolio, $7,936; Global Interactive/Telecomm Portfolio, $6,618. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica Financial received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase in paid in capital for each Portfolio.


For the two years following the date that the Allmerica Financial expenses limitation ends, each Portfolio will reimburse Allmerica Financial for any Portfolio expenses it reimbursed pursuant to the expense limitation provided that such reimbursement to Allmerica Financial does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed above. After the two year period after the Allmerica Financial expense limitation ends, the Portfolios' obligation to reimburse Allmerica Financial will cease.

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Palladian Trust:


We have audited the accompanying statements of assets and liabilities of the Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm Portfolio (five portfolios of the Palladian Trust and collectively the "Portfolios"), including the portfolios of investments, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1997, the results of their operations, their changes in net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 16, 1998

                                        PART C

                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS:

           1. Financial Statements included in the Prospectus constituting Part A of this Registration Statement: Financial Highlights

           2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

                Statement of Assets and Liabilities
                Statement of Operations
                Statement of Changes in Net Assets
                Financial Highlights
                Portfolio of Investments
                Notes to Financial Statements
                Report of Independent Accountants


     (b)  EXHIBITS

           1.  Declaration of Trust.(1)


           2.  By-Laws.(1)

           3.  Not applicable.

           4.  Not applicable.

           5. (a) Management Agreement between the Registrant and Allmerica Investment Management Company, Inc. ("AIMCO"), predecessor to Allmerica Financial Investment Management Services, Inc. ("AFIMS")(2)


               (b) Portfolio Manager Agreement among the Registrant, AIMCO and Allmerica Asset Management, Inc.(2)


               (c) Form of Portfolio Manager Agreement among the Registrant, AFIMS and Pilgrim Baxter Analytic Investors, Inc.(2)


               (d) Form of subadvisory agreement among the Registrant, Palladian Advisors, Inc. and a Portfolio Manager (for all Portfolios other than the Growth Portfolio and the Strategic Income Portfolio).(3)


               (e) Substitution agreement among the Registrant, Palladian Advisors, Inc., AIMCO and Bee & Associates, Incorporated with respect to the International Growth Portfolio.(2)


               (f) Substitution agreement among the Registrant, Palladian Advisor, Inc., AIMCO and Fischer Francis Trees and Watts, Inc. with respect to the Global Strategic Income Portfolio.(2)


               (g) Substitution agreement among the Registrant, Palladian Advisors, Inc., AIMCO and GAMCO Investors, Inc. with respect to the Value Portfolio.(2)


               (h) Substitution agreement among the Registrant, Palladian Advisors, Inc., AIMCO and GAMCO Investors, Inc. with respect to the Global Interactive/Telecomm Portfolio.(2)


               (i) Substitution agreement among the Registrant, Palladian Advisors, Inc., AIMCO and Stonehill Capital Management, Inc. with respect to the Growth Portfolio.(2)

           6.  Not applicable.

           7.  Not applicable.

           8. Custodial and fund accounting contract between the Registrant and Investors Bank & Trust Company.(4)


           9. (a) Transfer agency agreement between Registrant and Investors Bank & Trust Company.(4)

               (b) Portfolio Manager Investment Agreement with respect to the International Growth Portfolio.(4)

               (c) Participation Agreement among the Registrant, AIMCO, and Allmerica Financial Life Insurance and Annuity Company.(2)

               (d) Participation Agreement among the Registrant, AIMCO, and First Allmerica Financial Life Insurance Company.(2)

               (e) Portfolio Manager Investment Agreement with respect to the Value Portfolio.(4)

               (f) Portfolio Manager Investment Agreement with respect to the Global Interactive/Telecomm Portfolio.(4)


          10.  Opinion of counsel.(1)

          11.  Consent of independent accountants.(4)


          12.  Not applicable.


          13.  Not applicable.


          14.  Not applicable.

          15.  Not applicable.

          16.  Schedule for Computation of Performance Quotations.(4)



          18.  Not applicable.


          19.  Powers of attorney.(2)



          27.  Financial Data Schedules.(4)

-------------------------

(1) Incorporated by reference to post-effective amendment No. 1, Reg. No. 33-73882, filed January 26, 1996.


(2) Incorporated by reference to post-effective amendment No. 7, Reg. No. 33-73882, filed July 2, 1998.


(3) Incorporated by reference to post-effective amendment No. 6, Reg. No. 33-73882, filed May 1, 1998.


(4)  Filed herewith.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.



                                                                Number of
                                                             Record Holders
     Title of Class                                          (as of 8/1/98)
     --------------                                          --------------
     Value                                                          4
     Growth                                                         3
     Balanced Opportunity                                           1
     International Growth                                           3
     Strategic Income                                               2
     Global Interactive/Telecomm                                    4




ITEM 27.  INDEMNIFICATION.

     Section 5.4 of the Agreement and Declaration of Trust of The Fulcrum Trust provides in part:

     "The Trust shall indemnify (from the assets of the Portfolio or Portfolio in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) [hereinafter referred to as a "Covered Person"] against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable relief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct")."

The Agreement and Declaration, Exhibit 1 hereto, provides additional terms of this indemnification.

     The agreement between the Registrant and the Manager includes the following indemnification provision:

     "The Manager shall not be liable for any loss suffered by the Trust as the result of actions by persons other than the Manager or for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Trust resulting from (i) a breach by the Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in
     Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Manager in the performance of its duties under this Agreement; or (iii) reckless disregard by the Manager of its obligations and duties under this Agreement."

     The agreements with the Portfolio Managers include substantially similar provisions.


     The Participation Agreements with the life insurance companies investing in the Trust (each a "Life Company") include certain indemnification provisions. Subject to certain limitations, the Life Company agrees, among other things, to indemnify the Registrant, the Manager and the principal underwriter for any and all losses, claims, damages, or liabilities (including legal and other expenses) arising out of certain misrepresentations or omissions, a failure by Life Company to substantially provide the services required by the Participation Agreement, or a material breach of the Participation Agreement. Subject to certain limitations, the Manager and the principal underwriter agree, among other things, to indemnify the Life Company against all losses, claims, damages, or liabilities (including legal and other expenses) arising out of certain misrepresentations or omissions, a failure by the Trust to meet certain requirements, or a material breach of the Participation Agreement. Participation agreements with other insurance companies include similar provisions.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a)  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

     See "Management of the Trust" in both Prospectuses and Statements of Additional Information (Parts A and B) of this Registration Statement.

     Information as to Allmerica Financial Investment Management Services, Inc.'s directors and officers is included in its Form ADV filed with the Securities and Exchange Commission (File Number 801-55463) on April 15, 1998, the text of which is incorporated herein by reference.

     (b)  GAMCO INVESTORS, INC.

     See "Management of the Trust" both in the Prospectus and Statement of Additional Information (Parts A and B) of this Registration Statement relating to the Value and Global Interactive/Telecomm Portfolios.

     Information as to GAMCO Investors, Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-141-32), as most recently amended, the text of which is incorporated herein by reference.


     (c)   Pilgrim Baxter Analytic Investors, Inc.


     See "Management of the Trust" both in the Prospectus and Statement of Additional Information (Parts A and B) of this Registration Statement relating to the Growth Portfolio.


     Information as to Pilgrim Baxter Analytic Investors, Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7082), as most recently amended, the text of which is incorporated herein by reference.


     (d)  BEE & ASSOCIATES INCORPORATED

     See "Management of the Trust" both in the Prospectus and Statement of Additional Information (Parts A and B) of this Registration Statement relating to the International Growth Portfolio.

     Information as to Bee & Associates Incorporated's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-345-38), as most recently amended, the text of which is incorporated herein by reference.

     (e)  ALLMERICA ASSET MANAGEMENT, INC.

     See "Management of the Trust" both in the Prospectus and Statement of Additional Information (Parts A and B) of this Registration Statement relating to the Strategic Income Portfolio.

     Information as to the directors and executive officers of Allmerica Asset Management is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-441-89), as most recently amended, the text of which is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a)  Not applicable.


     (b)  Not applicable.

     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of (1) the Registrant, Allmerica Financial Investment Management Services, Inc., and Allmerica Asset Management, Inc., 440 Lincoln Street, Worcester, MA 01653; (2) GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580; (3) Pilgrim Baxter Analytic Investors, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017; (4) Bee & Associates Incorporated, 370 17th Street, Denver, CO 80202; and (5) Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02111.


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 27th day of August, 1998.

                              THE PALLADIAN TRUST
                                 (Registrant)



By: /s/ George J. Sullivan, Jr.          /s/ Thomas P. Cunningham
s-------------------------------          ------------------------------
George J. Sullivan, Jr.                  Thomas P. Cunningham
Chairman, President and Trustee          (Attorney-in-Fact)



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 27th day of August, 1998.





/s/ George J. Sullivan, Jr.              /s/ Thomas P. Cunningham
---------------------------              ------------------------------
George J. Sullivan, Jr.                         Thomas P. Cunningham
Chairman, President and Trustee                 (Attorney-in-Fact)



/s/ Thomas N. Dallape                   /s/ Thomas P. Cunningham
---------------------------             ------------------------------
Thomas  N. Dallape                                Thomas P. Cunningham
Trustee                                           (Attorney-in-Fact)



/s/ Gordon Holmes                       /s/ Thomas P. Cunningham
----------------------------            ------------------------------
Gordon Holmes                                    Thomas P. Cunningham
Trustee                                          (Attorney-in-Fact)


/s/ Thomas P. Cunningham
---------------------------
Thomas P. Cunningham
Treasurer,
Principal Financial Officer,
Principal Accounting Officer

               EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

8 Custodial and fund accounting contract between the Registrant and Investors Bank & Trust Company

9(a) Transfer agency agreement between Registrant and Investors Bank & Trust Company

9(b) Portfolio Manager Investment Agreement with respect to the International Growth Portfolio

9(e)          Portfolio Manager Investment Agreement with respect to the
              Value Portfolio

9(f) Portfolio Manager Investment Agreement with respect to the Global Interactive/Telecomm Portfolio

11            Consent of Independent Accountants

16            Schedule for Computation of Performance Quotation

27            Financial Data Schedules